As filed with the Securities and Exchange Commission on March 31, 2026

1933 Act Registration No. 333-139186

1940 Act Registration No. 811-21987

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. _	[ ]
Post-Effective Amendment No. 50	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 51	[X]

ALPS VARIABLE INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

1290 BROADWAY, SUITE 1000

DENVER, COLORADO 80203

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 623-2577

BRENDAN HAMILL, SECRETARY

ALPS VARIABLE INVESTMENT TRUST

1290 brOADWAY, SUITE 1000

DENVER, COLORADO 80203

(Name and Address of Agent for Service)

Copy to:

PETER H. SCHWARTZ, ESQ.
DAVIS GRAHAM & STUBBS LLP
1550 SEVENTEENTH STREET, SUITE 500
DENVER, COLORADO 80202

303-892-9400

Approximate date of proposed public offering:  As soon as practicable after the effective date of the Registration Statement.

It is proposed this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on April 30, 2026 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April 30, 2026

Morningstar Conservative ETF Asset Allocation Portfolio Class I (N/A) and Class II (CETFX)
Morningstar Income and Growth ETF Asset Allocation Portfolio Class I (N/A) and Class II (IETFX)
Morningstar Balanced ETF Asset Allocation Portfolio Class I (N/A) and Class II (BETFX)
Morningstar Growth ETF Asset Allocation Portfolio Class I (N/A) and Class II (GETFX)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I (N/A) and Class II (AGTFX)
ALPS | Alerian Energy Infrastructure Portfolio Class I (N/A) and Class III (ALEFX)
ALPS Global Opportunity Portfolio Class I (N/A) and Class III (AVPEX)

An ALPS Advisors Solution

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Sections	1
Morningstar Conservative ETF Asset Allocation Portfolio	1
Morningstar Income and Growth ETF Asset Allocation Portfolio	5
Morningstar Balanced ETF Asset Allocation Portfolio	9
Morningstar Growth ETF Asset Allocation Portfolio	13
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	17
ALPS | Alerian Energy Infrastructure Portfolio	21
ALPS Global Opportunity Portfolio	26
The Portfolios	30
The Portfolios’ Principal Investment Strategies and Principal Risks	30
Morningstar Conservative ETF Asset Allocation Portfolio	30
Morningstar Income and Growth ETF Asset Allocation Portfolio	34
Morningstar Balanced ETF Asset Allocation Portfolio	37
Morningstar Growth ETF Asset Allocation Portfolio	41
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	45
ALPS | Alerian Energy Infrastructure Portfolio	49
ALPS Global Opportunity Portfolio	53
Additional Information About the Portfolios’ Investment Strategies	54
Morningstar Portfolios	54
Asset Allocation Investment Strategy	54
Limitations on Investments in Underlying ETFs	55
Information About The Underlying ETFs	56
Principal Investment Strategies of the Underlying ETFs	56
Temporary Defensive Positions	56
ALPS | Alerian Energy Infrastructure Portfolio	56
Non-Principal Investment Strategies	56
Index Provider	57
Disclaimers	57
Master/Feeder Structure	58
ALPS Global Opportunity Portfolio	58
Cash Positions	58
Credit Risk	58
Illiquid Investments	58
Industry Risk	58
Investment Limitations	58
Liquidity and Valuation Risk	58
Portfolio Turnover	58
Temporary Defensive Positions	59
Description of Share Classes	59
Authorized Classes	59
Class Expenses	59
Exchange Privileges	59

alpsfunds.com

1-866-759-5679

Management of the Portfolios	59
Investment Adviser	59
Portfolio Managers	61
Shareholder Information	62
Buying and Selling Shares	62
Valuing Shares	63
Excessive Trading and Market Timing Activities	64
Anti-Money Laundering	64
Distributions and Federal Income Tax Consequences	64
Distribution Plans	65
Shareholder Servicing Plans	66
Networking, Sub-Accounting and Administration Fees	66
Payments to Financial Intermediaries	66
Other Information	67
Net Asset Value	67
Disclosure of Portfolio Holdings	67
Financial Highlights	67
Appendix A – Licensing Agreement	82

Morningstar Conservative ETF Asset Allocation Portfolio

Investment Objective

The Portfolio seeks to provide investors with current income and preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.18%	0.18%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	0.68%	0.93%
Fee Waiver/Expense Reimbursement(2)	-0.10%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.58%	0.83%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs (as defined below).

(2)

ALPS Advisors, Inc. (the “Adviser”) and Morningstar Investment Management LLC (the “Sub-Adviser”) have contractually agreed to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2027. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$59	$207	$369	$837
Class II	$85	$286	$505	$1,133

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 19% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other

1	Prospectus | April 30, 2026

MorningStar Conservative ETF Asset Allocation Portfolio

instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 80% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 20% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 65-95% of such allocation in Fixed-Income Underlying ETFs and 5-35% of such allocation in Non-Fixed Income Underlying ETFs.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 31 in the prospectus.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, although the Sub-Adviser does not currently anticipate holding shares of such funds, the Trust’s distributor currently provides distribution services to several ETFs which could be purchased as an Underlying ETF. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the distribution fees attributable to the assets of the Portfolio invested in such ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Corporate Debt Risk, (iv) Duration Risk, (v) Emerging Markets Risk, (vi) High-Yield Risk, (vii) Interest Rate Risk, (viii) Mortgage-Backed Securities Risk, (ix) Municipal Securities Risk, (x) Senior Loan Risk, (xi) Sovereign Debt Risk, and (xii) U.S. Government Securities Risk.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious

www.alpsfunds.com	2

illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of the Bloomberg US Aggregate Bond Index, a broad-based securities market index, as well as the 14% Morningstar US Market Extended TR Index / 6% Morningstar Global Markets ex-US NR Index USD/ 58% Bloomberg U.S. Universal TR USD/ 12% FTSE WGBI NonUSD USD/ 10% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index, and the 20% S&P 500 Index/73% Bloomberg U.S. Aggregate Bond Index /7% ICE BofAML Treasury 3 Month TR Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Conservative ETF Asset Allocation
Portfolio – Class I

Best Quarter:	12/31/2023	6.63%
Worst Quarter:	06/30/2022	-6.68%

3	Prospectus | April 30, 2026

MorningStar Conservative ETF Asset Allocation Portfolio

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 years
Morningstar Conservative ETF Asset Allocation Portfolio – Class I	9.11%	2.45%	3.76%
Morningstar Conservative ETF Asset Allocation Portfolio – Class II	8.82%	2.19%	3.50%
Bloomberg US Aggregate Bond Index*	7.30%	-0.36%	2.01%
14% Morningstar US Market extended TR Index / 6% Morningstar Global Markets ex-US NR Index USD/ 58% Bloomberg U.S. Universal TR USD/ 12% FTSE WGBI NonUSD USD/ 10% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	10.09%	2.05%	4.23%
20% S&P 500 Index/73% Bloomberg U.S. Aggregate Bond Index /7% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	9.23%	2.83%	4.64%

*	Broad-based securities market index.

**	Additional index.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Steve Tagarov, CFA®, Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2014. Mr. Tagarov has managed the Portfolio since 2019.

Messrs. Watts and Tagarov have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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Morningstar Income and Growth ETF Asset Allocation Portfolio

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses(1)	0.63%	0.88%
Fee Waiver/Expense Reimbursement(2)	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.59%	0.84%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

(2)

ALPS Advisors, Inc. (the “Adviser”) and Morningstar Investment Management LLC (the “Sub-Adviser”) have contractually agreed to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2027. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$60	$198	$347	$782
Class II	$86	$277	$484	$1,080

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 12% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other

5	Prospectus | April 30, 2026

MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 45-75% of such allocation in Fixed-Income Underlying ETFs and 25-55% of such allocation in Non-Fixed Income Underlying ETFs.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 34 in the prospectus.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, although the Sub-Adviser does not currently anticipate holding shares of such funds, the Trust’s distributor currently provides distribution services to several ETFs which could be purchased as an Underlying ETF. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the distribution fees attributable to the assets of the Portfolio invested in such ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Corporate Debt Risk, (iv) Duration Risk, (v) Emerging Markets Risk, (vi) High-Yield Risk, (vii) Interest Rate Risk, (viii) Mortgage-Backed Securities Risk, (ix) Municipal Securities Risk, (x) Senior Loan Risk, (xi) Sovereign Debt Risk, and (xii) U.S. Government Securities Risk.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions,

www.alpsfunds.com	6

real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of the Bloomberg US Aggregate Bond Index, a broad-based securities market index, as well as the 28% Morningstar US Market Extended TR Index / 12% Morningstar Global Markets ex-US NR Index USD/ 46% Bloomberg U.S. Universal TR USD/ 9% FTSE WGBI NonUSD USD/ 5% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index, and the 40% S&P 500 Index/55% Bloomberg U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

Best Quarter:	06/30/2020	9.30%
Worst Quarter:	03/31/2020	-9.90%

7	Prospectus | April 30, 2026

MORNINGSTAR INCOME AND GROWTH ETF ASSET ALLOCATION PORTFOLIO

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I	11.94%	4.68%	5.73%
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II	11.70%	4.43%	5,46%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
Bloomberg US Aggregate Bond Index*	7.30%	-0.36%	2.01%
28% Morningstar US Market Extended TR Index / 12% Morningstar Global Markets ex-US NR Index USD/ 46% Bloomberg U.S. Universal TR USD/ 9% FTSE WGBI NonUSD USD/ 5% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	12.98%	4.35%	6.38%
40% S&P 500 Index/55% Bloomberg U.S. Aggregate Bond Index/5% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	11.42%	5.71%	7.23%

*	Broad-based securities market index.

**	Additional index.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Steve Tagarov, CFA®, Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2014. Mr. Tagarov has managed the Portfolio since 2019.

Messrs. Watts and Tagarov have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

www.alpsfunds.com	8

Morningstar Balanced ETF Asset Allocation Portfolio

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(1)	0.59%	0.84%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$60	$189	$329	$737
Class II	$86	$268	$466	$1,036

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 12% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 25-55% of such allocation in Fixed-Income Underlying ETFs and 45-75% of such allocation in Non-Fixed Income Underlying ETFs.

9	Prospectus | April 30, 2026

MORNINGSTAR BALANCED ETF ASSET ALLOCATION PORTFOLIO

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 38 in the prospectus.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, although the Sub-Adviser does not currently anticipate holding shares of such funds, the Trust’s distributor currently provides distribution services to several ETFs which could be purchased as an Underlying ETF. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the distribution fees attributable to the assets of the Portfolio invested in such ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Corporate Debt Risk, (iv) Duration Risk, (v) Emerging Markets Risk, (vi) High-Yield Risk, (vii) Interest Rate Risk, (viii) Mortgage-Backed Securities Risk, (ix) Municipal Securities Risk, (x) Senior Loan Risk, (xi) Sovereign Debt Risk, and (xii) U.S. Government Securities Risk.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

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Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of the Bloomberg US Aggregate Bond Index, a broad-based securities market index, as well as the 42% Morningstar US Market Extended TR Index / 18% Morningstar Global Markets ex-US NR Index USD/ 32% Bloomberg U.S. Universal TR USD/ 6% FTSE WGBI NonUSD USD/ 2% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index and the 60% S&P 500 Index/38% Bloomberg U.S. Aggregate Bond Index/2% ICE BofAML Treasury 3 Month TR Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Balanced ETF Asset Allocation – Class I

Best Quarter:	06/30/2020	12.79%
Worst Quarter:	03/31/2020	-15.14%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Morningstar Balanced ETF Asset Allocation Portfolio – Class I	15.07%	6.89%	7.53%
Morningstar Balanced ETF Asset Allocation Portfolio – Class II	14.82%	6.61%	7.25%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
Bloomberg US Aggregate Bond Index*	7.30%	-0.36%	2.01%

11	Prospectus | April 30, 2026

MORNINGSTAR BALANCED ETF ASSET ALLOCATION PORTFOLIO

	1 Year	5 Years	10 Years
42% Morningstar US Market Extended TR Index / 18% Morningstar Global Markets ex-US NR Index USD/ 32% Bloomberg U.S. Universal TR USD/ 6% FTSE WGBI Non USD USD/ 2% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	15.84%	6.72%	8.50%
60% S&P 500 Index/38% Bloomberg U.S. Aggregate Bond Index/2% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	13.63%	8.55%	9.79%

*	Broad-based securities market index.

**	Additional index.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Steve Tagarov, CFA®, Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2014. Mr. Tagarov has managed the Portfolio since 2019.

Messrs. Watts and Tagarov have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain information about these payments.

www.alpsfunds.com	12

Morningstar Growth ETF Asset Allocation Portfolio

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Acquired Fund Fees and Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses(1)	0.57%	0.82%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$58	$183	$318	$713
Class II	$84	$262	$455	$1,013

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 5-35% of such allocation in Fixed-Income Underlying ETFs and 65-95% of such allocation in Non-Fixed Income Underlying ETFs.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. Any investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 42 of the prospectus.

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

13	Prospectus | April 30, 2026

MORNINGSTAR GROWTH ETF ASSET ALLOCATION PORTFOLIO

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, although the Sub-Adviser does not currently anticipate holding shares of such funds, the Trust’s distributor currently provides distribution services to several ETFs which could be purchased as an Underlying ETF. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the distribution fees attributable to the assets of the Portfolio invested in such ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Corporate Debt Risk, (iv) Duration Risk, (v) Emerging Markets Risk, (vi) High-Yield Risk, (vii) Interest Rate Risk, (viii) Mortgage-Backed Securities Risk, (ix) Municipal Securities Risk, (x) Senior Loan Risk, (xi) Sovereign Debt Risk, and (xii) U.S. Government Securities Risk.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii) Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

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Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of the Bloomberg US 1000 Index, a broad-based securities market index, as well as the 56% Morningstar US Market Extended TR Index / 24% Morningstar Global Markets ex-US NR Index USD/ 15% Bloomberg U.S. Universal TR USD/ 3% FTSE WGBI Non USD USD/ 2% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index and the 80% S&P 500 Index/20% Bloomberg U.S. Aggregate Bond Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Growth ETF Asset Allocation Portfolio – Class I

Best Quarter:	06/30/2020	15.68%
Worst Quarter:	03/31/2020	-19.69%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Morningstar Growth ETF Asset Allocation Portfolio – Class I	18.15%	9.08%	9.32%
Morningstar Growth ETF Asset Allocation Portfolio – Class II	17.91%	8.82%	9.05%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
56% Morningstar US Market Extended TR Index / 24% Morningstar Global Markets ex-US NR Index USD / 15% Bloomberg U.S. Universal TR USD/ 3% FTSE WGBI NonUSD USD/ 2% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	18.60%	9.19%	10.58%
80% S&P 500 Index/20% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	15.80%	11.44%	12.32%

*	Broad-based securities market index.

**	Additional index.

15	Prospectus | April 30, 2026

MORNINGSTAR GROWTH ETF ASSET ALLOCATION PORTFOLIO

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Steve Tagarov, CFA®, Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2014. Mr. Tagarov has managed the Portfolio since 2019.

Messrs. Watts and Tagarov have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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Morningstar Aggressive Growth ETF Asset Allocation Portfolio

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class II
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses(1)	0.60%	0.85%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the Underlying ETFs.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s and Sub-Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$61	$192	$335	$750
Class II	$87	$271	$471	$1,048

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 14% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 5% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 95% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 0-20% of such allocation in Fixed-Income Underlying ETFs and 80-100% of such allocation in Non-Fixed Income Underlying ETFs.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 46 in the prospectus.

17	Prospectus | April 30, 2026

MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, although the Sub-Adviser does not currently anticipate holding shares of such funds, the Trust’s distributor currently provides distribution services to several ETFs which could be purchased as an Underlying ETF. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the distribution fees attributable to the assets of the Portfolio invested in such ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below net asset value; (ii) there may be an inactive trading market for an Underlying ETF; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted, delisted, or suspended on the listing exchange; and (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Credit Risk, (ii) Change in Rating Risk, (iii) Corporate Debt Risk, (iv) Duration Risk, (v) Emerging Markets Risk, (vi) High-Yield Risk, (vii) Interest Rate Risk, (viii) Mortgage-Backed Securities Risk, (ix) Municipal Securities Risk, (x) Senior Loan Risk, (xi) Sovereign Debt Risk, and (xii) U.S. Government Securities Risk.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, and the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds.

Management Risk. Any errors in the Sub-Adviser’s judgment in setting the Portfolio’s asset allocation ranges may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and, therefore, may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include (i) Equity Securities Risk, (ii)

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Large-Cap Companies Risk, (iii) Small-Cap Companies Risk, (iv) Foreign Securities Risk, (v) Emerging Markets Risk, (vi) Commodity Risk, and (vii) Real Estate Investment Trust (REIT) Risk.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five years and ten years compared with those of the Bloomberg US 1000 Index, a broad-based securities market index, as well as the 67% Morningstar US Market Extended TR Index / 28% Morningstar Global Markets ex-US NR Index USD/ 3% Bloomberg U.S. Universal TR USD/ 2% ICE Bank of America Merrill Lynch (“BofAML”) Treasury 3 Month TR Index and the 95% S&P 500 Index/5% Bloomberg U.S. Aggregate Bond Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class II shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class II shares. Accordingly, performance would have been lower if Class II expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

Morningstar Aggressive Growth ETF Asset Allocation – Class I

Best Quarter:	06/30/2020	17.92%
Worst Quarter:	03/31/2020	-23.64%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I	20.33%	10.82%	10.63%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II	20.00%	10.55%	10.36%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
67% Morningstar US Market Extended TR Index / 28% Morningstar Global Markets ex-US NR Index USD/ 3% Bloomberg U.S. Universal TR USD/ 2% ICE BofAML Treasury 3 Month TR Index (reflects no deduction for fees, expenses or taxes)**	20.61%	11.13%	12.17%
95% S&P 500 Index/5% Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)**	17.36%	13.68%	14.20%

*	Broad-based securities market index.

**	Additional index.

19	Prospectus | April 30, 2026

MORNINGSTAR AGGRESSIVE GROWTH ETF ASSET ALLOCATION PORTFOLIO

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio and Morningstar Investment Management LLC is the investment sub-adviser to the Portfolio.

Portfolio Managers

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. Mr. Watts has managed the Portfolio since its inception in 2007.

Steve Tagarov, CFA®, Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2014. Mr. Tagarov has managed the Portfolio since 2019.

Messrs. Watts and Tagarov have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

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ALPS | Alerian Energy Infrastructure Portfolio

Investment Objective

The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Index”).

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.25%	0.35%
Shareholder Service Fees	0.15%	0.25%
Other Portfolio Expenses	0.10%	0.10%
Total Annual Fund Operating Expenses	0.95%	1.30%

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to waive fees or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,165
Class III	$132	$412	$713	$1,566

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 30% of the average value of the Portfolio.

Principal Investment Strategies

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. Developed by VettaFi LLC (formerly, GKD Index Partners LLC d/b/a Alerian), a leading provider of objective energy infrastructure and master limited partnership (“MLP”) benchmarks, data and analytics (“VettaFi”), the Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies.

The Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream master limited partnerships (MLPs) and midstream corporations based in either the United States or Canada. The Index is a capped, float-adjusted market capitalization weighted index.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, but without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Portfolio will normally invest at least 90% of its net assets in securities that comprise the Index (or depositary receipts based on such securities) provided that, for the reasons set forth below, the Portfolio will not invest more than 25% of the value of its assets in one or more MLPs. Under normal conditions, the Portfolio generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Portfolio may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

21	Prospectus | April 30, 2026

ALPS | ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

Pursuant to Section 851(b) of the Code, the Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, including MLPs that qualify as qualified publicly traded partnerships.

Unlike direct investments in MLPs, income and losses from the Alerian Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Alerian Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Alerian Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 51 in the prospectus.

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Concentration Risk. Under normal circumstances, and to the extent consistent with the Portfolio’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Portfolio concentrates its investments in the North American Energy Infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Equity Securities Risk. Equity securities in which the Fund invests may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of macro-economic or other factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Industry Specific Risks. The Portfolio invests primarily in companies engaged in the energy infrastructure sector. Such companies are subject to risks specific to the industry they serve including, but not limited to, the following:

●	reduced volumes of natural gas, petroleum, or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
●	changes in the regulatory environment;
●	extreme weather;
●	unfavorable changes in contractual terms at the time of re-negotiation or expiration may negatively impact an asset;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
●	threats of attack by terrorists.

Investment Risk. An investment in the Portfolio is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest

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between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and reduced distributions.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. This means that the Portfolio has the ability to take larger positions in a smaller number of issuers than a Portfolio that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

PFIC Tax Risk. The Portfolio may own shares in foreign investment entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. tax purposes. In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of shares of a PFIC, the Portfolio may elect to “mark-to-market” annually its investments in a PFIC, which will result in the Portfolio being taxed as if it had sold and repurchased all the PFIC stock at the end of each year. Alternatively, in order to avoid the “excess distribution” rules, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), which would require the Portfolio to include in taxable income its allocable share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. Amounts included in income under a QEF election are qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. To make a QEF election, the Portfolio must obtain certain annual information from the PFICs in which it invests, which may be impossible to obtain.

Replication Management Risk. Unlike many investment companies, the Portfolio is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Tracking Error Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index.

The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and expenses. If the Portfolio utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

23	Prospectus | April 30, 2026

ALPS | ALERIAN ENERGY INFRASTRUCTURE PORTFOLIO

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for the one year, five-year, and ten-year periods compared with those of the Bloomberg US 1000 Index, a broad-based securities market index, and the Alerian Midstream Energy Select Index, an additional index that is representative of the Portfolio’s investment strategy.

Class III shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class III shares. Accordingly, performance would have been lower if Class III expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

ALPS | Alerian Energy Infrastructure Portfolio – Class I

Best Quarter:	06/30/2020	36.95%
Worst Quarter:	03/31/2020	-49.55%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
ALPS | Alerian Energy Infrastructure Portfolio – Class I	5.09%	22.50%	11.11%
ALPS | Alerian Energy Infrastructure Portfolio – Class III	4.66%	22.06%	10.70%
Bloomberg US 1000 Index*	17.51%	13.47%	14.55%
Alerian Midstream Energy Select Index (reflects no deduction for fees, expenses or taxes)**	6.58%	24.26%	12.70%

*	Broad-based securities market index.

**	Additional index.

Investment Adviser

ALPS Advisors, Inc. is the investment adviser to the Portfolio.

Portfolio Managers

Ryan Mischker, Senior Vice President, Portfolio Management & Research of the Adviser. Mr. Mischker has managed the Portfolio since June 2015.

Charles Perkins, Associate Vice President, Portfolio Management & Research of the Adviser. Mr. Perkins has managed the Portfolio since March 2024.

Messrs. Mischker and Perkins have joint and primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, or qualified dividend income. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

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Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

25	Prospectus | April 30, 2026

ALPS GLOBAL OPPORTUNITY PORTFOLIO

ALPS Global Opportunity Portfolio

Investment Objective

The investment objective of the Portfolio is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The table does not reflect expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity or life insurance contract charges. If it did, the overall fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class III
Management Fee	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Total Other Expenses	0.55%	0.65%
Shareholder Service Fee	0.15%	0.25%
Other Portfolio Expenses	0.40%	0.40%
Acquired Fund Fees and Expenses	0.31%	0.31%
Total Annual Fund Operating Expenses(1)(2)	1.76%	2.11%
Fee Waiver/Expense Reimbursement(3)	-0.35%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	1.41%	1.76%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial statements (or the financial highlights in its prospectus) because the financial statements include only the direct operating expenses incurred by the Portfolio, not the indirect costs of investing in the acquired funds.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

ALPS Advisors, Inc. (the “Adviser”) has contractually agreed to reimburse Portfolio expenses and/or waive a portion of the investment advisory and other fees that the Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (Rule 12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.95% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2027. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the letter agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses were deferred. This agreement may only be terminated during the period by the Board of Trustees of ALPS Variable Investment Trust.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Portfolio’s operating expenses remain the same. After one year, the Example does not take into consideration the Adviser’s agreement to waive fees and/or reimburse expenses. The Example does not include expenses incurred from investing through a separate account or qualified plan. If the Example included these expenses, the figures shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class I	$144	$520	$921	$2,042
Class III	$179	$627	$1,101	$2,410

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 30% of the average value of the Portfolio.

Principal Investment Strategies

To achieve its objective, the Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies. The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal

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market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

The Adviser selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Adviser looks to allocate the Portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

The Portfolio’s policy to invest, at least 80% of its net assets in Listed Private Equity Companies, under normal market conditions, may not be changed without written notification to shareholders at least sixty (60) days prior to any change in such policy.

Principal Risks of Investing in the Portfolio

The main risks of investing in the Portfolio are below. Like all investments in securities, you risk losing money by investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Additional Information on the Portfolio’s Principal Investment Risks can be found on page 53 in the prospectus.

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Portfolio’s investments to decline in terms of U.S. dollars. Additionally, certain of the Portfolio’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. To the extent the Portfolio invests in securities denominated in, or receives revenues in, non-U.S. currencies it is subject to this risk.

Emerging Markets Risk. To the extent that the Portfolio invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Managed Portfolio Risk. Any failure by the Adviser to accurately measure market risk and appropriately react to current and developing market trends may result in significant losses in the Portfolio’s investments, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In a declining stock market, stock prices for all companies (including those in the Portfolio’s portfolio) may decline, regardless of their long-term prospects.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

PFIC Tax Risk. The Portfolio may own shares in foreign investment entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. tax purposes. In order to avoid U.S. federal income tax and an additional interest charge

27	Prospectus | April 30, 2026

ALPS GLOBAL OPPORTUNITY PORTFOLIO

on any “excess distribution” from PFICs or gain from the disposition of shares of a PFIC, the Portfolio may elect to “mark-to-market” annually its investments in a PFIC, which will result in the Portfolio being taxed as if it had sold and repurchased all the PFIC stock at the end of each year. Alternatively, in order to avoid the “excess distribution” rules, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), which would require the Portfolio to include in taxable income its allocable share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. Amounts included in income under a QEF election are qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. To make a QEF election, the Portfolio must obtain certain annual information from the PFICs in which it invests, which may be impossible to obtain.

Private Equity Risk. There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk and managed portfolio risk.

Performance

The bar charts and tables on the following pages provide an indication of the risk of investing in the Portfolio by showing changes in the Portfolio’s Class I performance from year to year and by showing how the Portfolio’s average annual returns for one year, five-year, and ten-year periods compared with those of the Morningstar Developed Markets Index, a broad-based securities market index, as well as the Red Rocks Global Listed Private Equity Index and the Morningstar Global Markets Mid Cap Index, additional indexes that are representative of the Portfolio’s investment strategy.

Class III shares and Class I shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses. Currently, the annual expense ratio of the Class I shares is lower than the estimated expense ratio of the Class III shares. Accordingly, performance would have been lower if Class III expenses were reflected. The bar charts and performance tables assume reinvestment of dividends and distributions. Returns do not reflect separate account, insurance contract or qualified plan fees and/or charges. If such fees and charges were taken into account, returns would be lower. The Portfolio’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Best Quarter and Worst Quarter figures apply only to the period covered by the chart. Updated performance information is available on the Portfolio’s website at www.alpsfunds.com or by calling 1-866-432-2926.

ALPS Global Opportunity Portfolio – Class I

Best Quarter:	06/30/2020	20.75%
Worst Quarter:	03/31/2020	-30.58%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
ALPS Global Opportunity Portfolio – Class I	1.55%	6.62%	9.71%
ALPS Global Opportunity Portfolio – Class III	1.36%	6.30%	9.36%
Morningstar Developed Markets Index (reflects no deduction for fees, expenses or taxes)*	21.18%	11.52%	11.79%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)**	7.43%	7.38%	10.19%
Morningstar Global Markets Mid Cap Index (reflects no deduction for fees, expenses or taxes)**,***	16.13%	7.61%	9.53%

*	Broad-based securities market index.

**	Additional index.

***

The Morningstar Global Markets Mid Cap Index was added as an additional index of the Fund. The Adviser made this recommendation to the Board because the Morningstar Global Markets Mid Cap Index is representative of the Fund’s holdings.

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Investment Adviser

ALPS Advisors, Inc. (“Adviser”) is the investment adviser to the Portfolio.

Portfolio Managers

Andrew Drummond, Vice President and Portfolio Manager of the Adviser. Mr. Drummond has been portfolio manager of the Portfolio since March 2017. Mr. Drummond has primary responsibility for the day-to-day management of the Portfolio’s portfolio.

Tax Information

The Portfolio’s distributions are generally not taxable if you are investing through a tax-deferred arrangement, such as a variable insurance contract. Withdrawals from tax-deferred arrangements are subject to special tax rules. If the Portfolio’s distributions are made to arrangements that do not provide for non-taxable earnings or tax-deferral (e.g., certain registered and unregistered separate accounts), the distributions will generally be taxed as ordinary income, capital gains, qualified dividend income or Section 199A dividends. For information regarding the tax consequences of insurance contract ownership, you should consult the prospectus for the particular insurance contract you own.

Financial Intermediary Compensation

This Portfolio is only offered as an underlying investment option for variable insurance contracts and to qualified plans. The Portfolio and its related companies may make payments to sponsoring insurance companies, their affiliates or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing insurance companies to include the Portfolio as an underlying investment option in a variable insurance contract. In addition, these payments may be a factor that another financial intermediary considers in including the Portfolio as an investment option under a qualified plan. The prospectus or other offering documents for variable insurance contracts or plans may also contain additional information about these payments.

29	Prospectus | April 30, 2026

The Portfolios

This Prospectus describes seven of the portfolios (the “Portfolios”) of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”). The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies. The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios (“Shares”) are offered only to participating insurance companies and their separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies, qualified pensions, retirement plans or registered and unregistered separate accounts. Shares are not offered to the general public.

This Prospectus includes important information about the Portfolios that you should know before investing. You should read this Prospectus and keep it for future reference. You also should read the separate account prospectus for the variable annuity contract or variable life insurance policy that you want to purchase. The separate account prospectus provided by your intermediary contains important information about the contract, your investment options, the separate accounts and expenses related to purchasing a variable annuity contract or variable life insurance policy.

There are seven Portfolios in the Trust: Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, and Morningstar Aggressive Growth ETF Asset Energy Infrastructure Allocation Portfolio (each of the foregoing a “Morningstar Portfolio,” and collectively, the “Morningstar Portfolios”), ALPS | Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”) and ALPS Global Opportunity Portfolio (the “Global Opportunity Portfolio”). The Morningstar Portfolios each offer Class I and Class II shares. The Alerian Portfolio and Global Opportunity Portfolio each offer Class I and Class III shares.

Each variable annuity contract and variable life insurance policy owner (“Contract Owner”) and retirement plan participant (“Participant”) also incurs fees associated with the variable annuity, variable life insurance or retirement plan through which he or she invested. As a Contract Owner or Participant, you may incur additional fees and different terms and conditions associated with your investment program that are not discussed in this Prospectus. Detailed information about the fees associated with your investment program can be found in the accompanying disclosure document included with this Prospectus. You may incur additional fees, and be subject to different terms and conditions depending on your tax situation.

The Portfolios’ Principal Investment Strategies and Principal Risks

Morningstar Conservative ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Morningstar Conservative ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and preservation of capital.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 80% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 20% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 65-95% of such allocation in Fixed-Income Underlying ETFs and 5-35% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors,

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Inc., the adviser to the Portfolio (the “Adviser”), Morningstar Investment Management LLC, as the sub-adviser to the Portfolio (the “Sub-Adviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-20%
Large Cap Value U.S. Equities	0-20%
Small Cap Growth U.S. Equities	0-10%
Small Cap Value U.S. Equities	0-10%
Real Estate Investment Trusts	0-10%
International (non-U.S.) Equities	0-20%
Emerging Markets Equities	0-10%
Core Investment Grade Bonds	0-80%
Treasury Inflation Protected Securities	0-40%
Short-Term Bonds	0-80%
Commodities	0-10%
Cash	0-80%
High Yield Bonds	0-20%
Emerging Market Bonds	0-15%

Principal Investment Risks

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Sub-Adviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Sub-adviser is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Fixed-Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

31	Prospectus | April 30, 2026

●

Corporate Debt Risk. Investments in Underlying ETFs which invest in debt securities issued by corporations are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

●

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

●

Mortgage-Backed Securities Risk. Investments in Underlying ETFs which invest in mortgage--backed securities involve credit and interest rate risks and tend to be more sensitive to changes in interest rates than other types of debt securities. Mortgage-backed securities are subject to extension and pre-payment risks, which may lead to greater volatility. An Underlying ETF’s investment in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other types of debt securities. These securities are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

●

Municipal Securities Risk. The municipal securities market could be significantly affected by negative political and legislative changes, uncertainties related to taxation or the rights of municipal security holders, and changes in individual municipal issuers or insurers of municipal issuers. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. Changes in market and economic conditions may directly impact the liquidity, valuation, or yield of a municipal security, which will impact the Underlying ETFs that invest in them.

●

Senior Loan Risk. Investment in Underlying ETFs which invest in senior loans can involve a heightened risk of loss and have a higher degree of credit risk as compared to investment-grade corporate debt. These securities have a higher risk of default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Sovereign Debt Risk. To the extent Underlying ETFs invest in sovereign debt securities, they are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. These risks may be heighted by political and economic considerations and are typically higher for issuers in emerging markets.

●	U.S. Government Securities Risk. U.S. Government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Investments in Underlying ETFs that invest in U.S. Government Securities are subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

Management Risk. The Sub-Adviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Sub-Adviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Sub-Adviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control. Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may

www.alpsfunds.com	32

exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

●

Large-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small-Cap Companies Risk. From time to time, the Portfolio may invest significantly in small-capitalization, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

●

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

33	Prospectus | April 30, 2026

Morningstar Income and Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Morningstar Income and Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with current income and capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 60% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 40% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may from time to time invest approximately 45-75% of such allocation in Fixed-Income Underlying ETFs and 25-55% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Morningstar Investment Management LLC, as the sub-adviser to the Portfolio (the “Sub-Adviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-15%
Small Cap Value U.S. Equities	0-15%
Real Estate Investment Trusts	0-10%
International (non-U.S.) Equities	0-30%
Emerging Markets Equities	0-15%
Core Investment Grade Bonds	0-60%
Treasury Inflation Protected Securities	0-30%
Short-Term Bonds	0-60%
Commodities	0-10%
Cash	0-60%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Asset Concentration Risk. To the extent that the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Sub-Adviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal

www.alpsfunds.com	34

to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Sub-Adviser is a wholly owned subsidiary of Morningstar, who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Equity Securities Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

●

Corporate Debt Risk. Investments in Underlying ETFs which invest in debt securities issued by corporations are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

●

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

35	Prospectus | April 30, 2026

●

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

●

Mortgage-Backed Securities Risk. Investments in Underlying ETFs which invest in mortgage--backed securities involve credit and interest rate risks and tend to be more sensitive to changes in interest rates than other types of debt securities. Mortgage-backed securities are subject to extension and pre-payment risks, which may lead to greater volatility. An Underlying ETF’s investment in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other types of debt securities. These securities are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

●

Municipal Securities Risk. The municipal securities market could be significantly affected by negative political and legislative changes, uncertainties related to taxation or the rights of municipal security holders, and changes in individual municipal issuers or insurers of municipal issuers. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. Changes in market and economic conditions may directly impact the liquidity, valuation, or yield of a municipal security, which will impact the Underlying ETFs that invest in them.

●

Senior Loan Risk. Investment in Underlying ETFs which invest in senior loans can involve a heightened risk of loss and have a higher degree of credit risk as compared to investment-grade corporate debt. These securities have a higher risk of default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Sovereign Debt Risk. To the extent Underlying ETFs invest in sovereign debt securities, they are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. These risks may be heighted by political and economic considerations and are typically higher for issuers in emerging markets.

●

U.S. Government Securities Risk. U.S. Government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Investments in Underlying ETFs that invest in U.S. Government Securities are subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

Management Risk. The Sub-Adviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Sub-Adviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Sub-Adviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control. Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect

www.alpsfunds.com	36

to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions, national or international political events, natural disasters, and the spread of infectious illness or other public health issue. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

●

Large-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small-Cap Companies Risk. From time to time, the Portfolio may invest significantly in small-capitalization, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

●

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Morningstar Balanced ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider

37	Prospectus | April 30, 2026

whether the Morningstar Balanced ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation and some current income.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 40% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 60% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio typically may, from time to time, invest approximately 25-55% of such allocation in Fixed-Income Underlying ETFs and 45-75% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Morningstar Investment Management LLC, as the sub-adviser to the Portfolio (the “Sub-Adviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-30%
Large Cap Value U.S. Equities	0-30%
Small Cap Growth U.S. Equities	0-15%
Small Cap Value U.S. Equities	0-15%
Real Estate Investment Trusts	0-15%
International (non-U.S.) Equities	0-35%
Emerging Markets Equities	0-15%
Core Investment Grade Bonds	0-40%
Treasury Inflation Protected Securities	0-20%
Short-Term Bonds	0-40%
Commodities	0-10%
Cash	0-40%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Asset Concentration Risk. To the extent the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Sub-Adviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Sub-Adviser is a wholly owned subsidiary of Morningstar, who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

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Equity Securities Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Fixed-Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

●

Corporate Debt Risk. Investments in Underlying ETFs which invest in debt securities issued by corporations are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

●

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

●	Mortgage-Backed Securities Risk. Investments in Underlying ETFs which invest in mortgage--backed securities involve credit and interest rate risks and tend to

39	Prospectus | April 30, 2026

be more sensitive to changes in interest rates than other types of debt securities. Mortgage-backed securities are subject to extension and pre-payment risks, which may lead to greater volatility. An Underlying ETF’s investment in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other types of debt securities. These securities are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

●

Municipal Securities Risk. The municipal securities market could be significantly affected by negative political and legislative changes, uncertainties related to taxation or the rights of municipal security holders, and changes in individual municipal issuers or insurers of municipal issuers. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. Changes in market and economic conditions may directly impact the liquidity, valuation, or yield of a municipal security, which will impact the Underlying ETFs that invest in them.

●

Senior Loan Risk. Investment in Underlying ETFs which invest in senior loans can involve a heightened risk of loss and have a higher degree of credit risk as compared to investment-grade corporate debt. These securities have a higher risk of default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Sovereign Debt Risk. To the extent Underlying ETFs invest in sovereign debt securities, they are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. These risks may be heighted by political and economic considerations and are typically higher for issuers in emerging markets.

●

U.S. Government Securities Risk. U.S. Government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Investments in Underlying ETFs that invest in U.S. Government Securities are subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

Management Risk. The Sub-Adviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Sub-Adviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Sub-Adviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions, national or international political events, natural disasters, and the spread of infectious illness or other public health issue. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is

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also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

●

Large-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small-Cap Companies Risk. From time to time, the Portfolio may invest significantly in small-capitalization, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

●

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Morningstar Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Morningstar Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes

41	Prospectus | April 30, 2026

of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 20% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 80% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal market conditions, the Portfolio may, from time to time, invest approximately 5-35% of such allocation in Fixed-Income Underlying ETFs and 65-95% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Morningstar Investment Management LLC, as the sub-adviser to the Portfolio (the “Sub-Adviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-40%
Large Cap Value U.S. Equities	0-40%
Small Cap Growth U.S. Equities	0-20%
Small Cap Value U.S. Equities	0-20%
Real Estate Investment Trusts	0-20%
International (non-U.S.) Equities	0-40%
Emerging Markets Equities	0-20%
Core Investment Grade Bonds	0-30%
Treasury Inflation Protected Securities	0-10%
Short-Term Bonds	0-20%
Commodities	0-10%
Cash	0-20%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Asset Concentration Risk. To the extent the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Sub-Adviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Sub-Adviser is a wholly owned subsidiary of Morningstar, who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Equity Securities Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an

www.alpsfunds.com	42

Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

●

Corporate Debt Risk. Investments in Underlying ETFs which invest in debt securities issued by corporations are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

●

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

●

Mortgage-Backed Securities Risk. Investments in Underlying ETFs which invest in mortgage--backed securities involve credit and interest rate risks and tend to be more sensitive to changes in interest rates than other types of debt securities. Mortgage-backed securities are subject to extension and pre-payment risks, which may lead to greater volatility. An Underlying ETF’s investment in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other types of debt securities. These securities are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

●

Municipal Securities Risk. The municipal securities market could be significantly affected by negative political and legislative changes, uncertainties related to taxation or the rights of municipal security holders, and changes in individual municipal issuers or insurers of municipal issuers. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. Changes in market and economic conditions may directly impact the liquidity, valuation, or yield of a municipal security, which will impact the Underlying ETFs that invest in them.

43	Prospectus | April 30, 2026

●

Senior Loan Risk. Investment in Underlying ETFs which invest in senior loans can involve a heightened risk of loss and have a higher degree of credit risk as compared to investment-grade corporate debt. These securities have a higher risk of default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Sovereign Debt Risk. To the extent Underlying ETFs invest in sovereign debt securities, they are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. These risks may be heighted by political and economic considerations and are typically higher for issuers in emerging markets.

●

U.S. Government Securities Risk. U.S. Government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Investments in Underlying ETFs that invest in U.S. Government Securities are subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

Management Risk. The Sub-Adviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Sub-Adviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Sub-Adviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control. Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions, national or international political events, natural disasters, and the spread of infectious illness or other public health issue. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

●

Large-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small-Cap Companies Risk. From time to time, the Portfolio may invest significantly in small-capitalization, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources

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and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

●

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

Morningstar Aggressive Growth ETF Asset Allocation Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the Morningstar Aggressive Growth ETF Asset Allocation Portfolio (“Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks to provide investors with capital appreciation.

Principal Investment Strategies

The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, net assets are measured at the time of purchase. The Portfolio is a “Fund-of-Funds” and seeks to achieve its investment objective by investing primarily in a portfolio of Underlying ETFs. Each Underlying ETF, in turn, in an attempt to approximate the investment performance of its benchmark, invests in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The investment policies of the various Underlying ETFs are described generally in the section called “Information about the Underlying ETFs” in this Prospectus.

The Portfolio typically expects to allocate its investments in Underlying ETFs such that 5% of such allocation is invested in Underlying ETFs that invest primarily in fixed-income securities and money market instruments (“Fixed-Income Underlying ETFs”) and approximately 95% of such allocation is invested in Underlying ETFs that invest primarily in equity securities of large, medium and small sized companies, and may include other investments such as commodities and commodity futures (“Non-Fixed Income Underlying ETFs”). However, under normal

45	Prospectus | April 30, 2026

market conditions, the Portfolio may, from time to time, invest approximately 0-20% of such allocation in Fixed-Income Underlying ETFs and 80-100% of such allocation in Non-Fixed Income Underlying ETFs.

The Portfolio may invest its assets in the Underlying ETFs that collectively represent the asset classes in the target asset allocation ranges described below. The following is a general guide regarding the anticipated allocation of assets among these asset classes. Subject to the approval of ALPS Advisors, Inc., the adviser to the Portfolio (the “Adviser”), Morningstar Investment Management LLC, as the sub-adviser to the Portfolio (the “Sub-Adviser”), may change these asset classes and the allocations from time-to-time without the approval of or notice to shareholders.

Asset Class	Percentage of Underlying ETF Holdings
Large Cap Growth U.S. Equities	0-50%
Large Cap Value U.S. Equities	0-50%
Small Cap Growth U.S. Equities	0-25%
Small Cap Value U.S. Equities	0-25%
Real Estate Investment Trusts	0-25%
International (non-U.S.) Equities	0-50%
Emerging Markets Equities	0-25%
Core Investment Grade Bonds	0-20%
Treasury Inflation Protected Securities	0-10%
Short-Term Bonds	0-10%
Commodities	0-10%
Cash	0-10%
High Yield Bonds	0-15%
Emerging Market Bonds	0-15%

Principal Investment Risks

Asset Concentration Risk. To the extent the Portfolio holds positions in Underlying ETFs that invest in a particular sector or asset class. A particular market sector or asset class can be more volatile or underperform relative to benchmarks or indexes reflecting the market as a whole. To the extent that the Portfolio holds Underlying ETFs that invest in a particular sector, the Portfolio is subject to an increased risk that its investments in that particular sector may decline because of changing expectations for the performance of that sector.

Conflicts of Interest Risk. The Portfolio is subject to certain potential conflicts of interest arising out of the activities of its service providers. For example, the Trust’s distributor, ALPS Portfolio Solutions Distributor, Inc., or its affiliates, currently provide distribution services to several ETFs which could be purchased as an Underlying ETF (“ALPS Clients’ ETFs”). While the Sub-Adviser does not currently anticipate purchasing any of the ALPS Clients’ ETFs as part of the allocations for the Portfolio, it is possible that the ALPS Clients’ ETFs could be used in a Portfolio at some time in the future. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in ALPS Clients’ ETFs. Similarly, the Sub-Adviser is a wholly owned subsidiary of Morningstar. who along with its affiliates, are engaged in the business of providing ratings and analysis on financial products, such as the Portfolio. A potential conflict exists since Morningstar could be providing ratings and analysis on financial products that are sub-advised by the Sub-Adviser. The Sub-Adviser and Morningstar have adopted procedures that address this situation. Additional information concerning these potential conflicts of interest can be found in the Statement of Additional Information (“SAI”).

Equity Securities Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

ETF Risks. Underlying ETFs are subject to the following risks: (i) the market price of an Underlying ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an Underlying ETF’s shares may not develop or be maintained; (iii) the Underlying ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an Underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (v) the Underlying ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the Underlying ETF’s returns from that of its corresponding index. Some Underlying ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the Underlying ETFs will be borne by the Portfolio.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The

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price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease.

Fixed-Income Underlying ETF Risks. A Fixed-Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

●

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security held by a Fixed-Income Underlying ETF will decline because investors will demand a higher rate of return.

●

Corporate Debt Risk. Investments in Underlying ETFs which invest in debt securities issued by corporations are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

●

Duration Risk. Prices of fixed income securities held in a Fixed-Income Underlying ETF with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

●

Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

High-Yield Risk. Investment in Underlying ETFs which invest in high-yield or “junk” bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Interest Rate Risk. The value of the Fixed-Income Underlying ETFs may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Portfolio’s income producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

●

Mortgage-Backed Securities Risk. Investments in Underlying ETFs which invest in mortgage--backed securities involve credit and interest rate risks and tend to be more sensitive to changes in interest rates than other types of debt securities. Mortgage-backed securities are subject to extension and pre-payment risks, which may lead to greater volatility. An Underlying ETF’s investment in mortgage-backed securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other types of debt securities. These securities are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

●

Municipal Securities Risk. The municipal securities market could be significantly affected by negative political and legislative changes, uncertainties related to taxation or the rights of municipal security holders, and changes in individual municipal issuers or insurers of municipal issuers. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. Changes in market and economic conditions may directly impact the liquidity, valuation, or yield of a municipal security, which will impact the Underlying ETFs that invest in them.

●

Senior Loan Risk. Investment in Underlying ETFs which invest in senior loans can involve a heightened risk of loss and have a higher degree of credit risk as compared to investment-grade corporate debt. These securities have a higher risk of default, are subject to greater price volatility than investment grade securities and may be illiquid.

●

Sovereign Debt Risk. To the extent Underlying ETFs invest in sovereign debt securities, they are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. These risks may be heighted by political and economic considerations and are typically higher for issuers in emerging markets.

●

U.S. Government Securities Risk. U.S. Government debt securities are generally considered low risk. Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. Investments in Underlying ETFs that invest in U.S.

47	Prospectus | April 30, 2026

Government Securities are subject to the risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Fund-of-Funds Risks. The Portfolio is a “Fund-of-Funds” that invests in Underlying ETFs, which are typically open-end investment companies or unit investment trusts. By investing in securities of an Underlying ETF, the Portfolio’s shareholders will indirectly bear its proportionate share of any fees and expenses of the Underlying ETF in addition to the Portfolio’s own fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in the Underlying ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Portfolio may be prevented from fully allocating assets to a particular Underlying ETF due to fund-of-funds investment limitations.

Management Risk. The Sub-Adviser’s skill in setting the Portfolio’s asset allocation ranges described above will play a large part in determining whether the Portfolio is able to achieve its investment objective. If the Sub-Adviser’s projections about the prospects for individual Underlying ETFs are incorrect, such errors in judgment by the Sub-Adviser may result in significant losses in the Portfolio’s investment in such security, which can also result in possible losses overall for the Portfolio.

Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control. Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Market Timing Risk. The Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities such as small-capitalization stocks or securities listed on foreign exchanges that may be susceptible to market timing or time zone arbitrage. Because the Portfolio is unable to monitor the Underlying ETFs’ policies and procedures with respect to market timing, performance of the Underlying ETFs may be diluted due to market timing and therefore may affect the performance of the Portfolio.

Non-Fixed Income Underlying ETF Risks. A Non-Fixed Income Underlying ETF’s investments will expose the Portfolio to certain risks that may have an adverse effect on the Portfolio’s performance. These risks include:

●

Equity Securities Risk. Underlying ETF investments may be subject to equity securities risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions, national or international political events, natural disasters, and the spread of infectious illness or other public health issue. The Underlying ETF’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Underlying ETF’s investments will underperform either the securities markets generally or particular segments of the securities markets.

●

Large-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

●

Small-Cap Companies Risk. From time to time, the Portfolio may invest significantly in small-capitalization, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. In addition, smaller companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Foreign Securities Risk. Foreign securities held by a Non-Fixed Income Underlying ETF are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

●	Emerging Markets Risk. To the extent that Underlying ETFs invest in issuers located in emerging markets, the risk associated with investing in foreign securities

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may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Commodity Risk. Some of the Non-Fixed Income Underlying ETFs may invest directly or indirectly in physical commodities, such as gold, silver and other precious minerals. Thus, the Non-Fixed Income Underlying ETFs may be affected by changes in commodity prices. Commodity prices tend to be cyclical and can move significantly in short periods of time. In addition, new discoveries or changes in government regulations can affect the price of commodities.

●

Real Estate Investment Trust (REIT) Risk. Through its investments in Non-Fixed Income Underlying ETFs, the Portfolio may be exposed to risks similar to those associated with direct investments in real estate, including changes in interest rates, overbuilding, increased property taxes, or regulatory actions.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

ALPS | Alerian Energy Infrastructure Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the ALPS | Alerian Energy Infrastructure Portfolio (the “Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Index”).

Principal Investment Strategies

The Portfolio employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. Developed by VettaFi LLC, a leading provider of objective energy infrastructure and master limited partnership (“MLP”) benchmarks, data and analytics (“VettaFi”), the Index is intended to give investors a means of tracking the overall performance of North American energy infrastructure companies.

The Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream master limited partnerships (MLPs) and midstream corporations based in either the United States or Canada. The Index is a capped, float-adjusted market capitalization weighted index.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, but without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code.

The Portfolio will normally invest at least 90% of its net assets in securities that comprise the Index (or depositary receipts based on such securities) provided that, for the reasons set forth below, the Portfolio will not invest more than 25% of the value of its assets in one or more MLPs. Under normal conditions, the Portfolio generally will invest in all of the securities that

49	Prospectus | April 30, 2026

comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Portfolio may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Pursuant to Section 851(b) of the Code, the Portfolio may invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, including MLPs that qualify as qualified publicly traded partnerships.

Unlike direct investments in MLPs, income and losses from the Alerian Portfolio’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. The Alerian Portfolio will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. Shareholders will not, solely by virtue of their status as Alerian Portfolio shareholders, be treated as engaged in the business conducted by underlying MLPs for federal or state income tax purposes or for purposes of the tax on unrelated business income of tax-exempt organizations.

Index Construction

A midstream energy business must meet the following criteria to be included in the Alerian Midstream Energy Select Index, depending on the category of the midstream energy business:

●	Have its principal executive offices located in the United States or Canada
●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities
●	Have a median daily trading volume of at least $2.5 million U.S. dollars for the six-month period preceding the data analysis date

A non-constituent will only be added to the index during the quarterly rebalancing process if it meets all criteria. A constituent will remain in the index if it continues to meet the first two criteria and has a median daily trading volume of at least USD 2.0 million for the six-month period preceding the data analysis date. Constituents will only be removed from the index for failing to meet criteria during the quarterly rebalancing process. A non-constituent that has entered into a merger agreement to be acquired is not eligible to be added to the index. These criteria are reviewed regularly to ensure consistency with industry trends.

Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major US and Canadian exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are analyzed as of 16:00 ET on the last trading day of February, May, August, and November. The index shares of each constituent are then calculated according to the system described below and assigned after market close on the quarterly rebalancing date.

After market close on the Thursday prior to the second Friday of each March, June, September, and December, any non-GP is removed for redundancy if its GP remains among the eligible securities, and the non-GP’s float-adjusted market capitalization (AMC) is added to the GP’s AMC. The post-rebalancing constituents are assigned a raw index weight and ranked by AMC. The constituents are then assigned to either the Pass- Through or Corporate group based on their tax election. The Pass-Through group is assigned an index weight of 25%.

Each Pass-Through constituent with a raw index weight of at least 5% (“PT5-plus”) is assigned an index weight by dividing its AMC by the sum of all Pass-Through constituent AMCs and multiplying by 25%. If the index weight of the largest PT5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds 10%. If the index weight of any PT5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining PT5-pluses. This process is repeated until none of the remaining PT5-pluses has an index weight that exceeds its raw index weight. If the index weight of any PT5-plus is less than 5%, it is assigned an index weight of 5%. Each Pass-Through constituent with a raw index weight less than 5% (“PT5-minus”) is assigned an index weight by dividing its AMC by the sum of all PT5-minus AMCs and multiplying by the difference of 25% and the sum of all PT5-plus index weights. If the index weight of any PT5-minus is greater than 5%, it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining PT5-minuses. This process is repeated until none of the remaining PT5-minuses has an index weight greater than 5%.

Each Corporate constituent with a raw index weight of at least 5% (“C5-plus”) is assigned an index weight by dividing its AMC by the sum of all C5-plus AMCs and multiplying by the difference of 50% and the sum of all PT5-plus index weights. If the index weight of the largest C5-plus exceeds 10%, it is assigned an index weight of 10% and its excess weight is proportionately distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds 10%. If the index weight of any C5-plus exceeds its raw index weight, it is assigned an index weight equal to its raw index weight and its excess weight is proportionately distributed to the remaining C5-pluses. This process is repeated until none of the remaining C5-pluses has an index weight that exceeds its raw index weight. If the index weight of any C5-plus is less than 5%, it is assigned an index weight of 5%. Each Corporate constituent with a raw index weight less than 5% (“C5-minus”) is assigned an index weight by dividing its AMC by the sum of all C5-minus AMCs and multiplying by the difference of 100% and the sum of all PT5-plus, PT5-minus, and C5-plus index weights. If the index weight of any C5-minus is greater than 5%,

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it is assigned an index weight of 5% and its excess weight is proportionately distributed to the remaining C5-minuses. This process is repeated until none of the remaining C5-minuses has an index weight greater than 5%. Since index shares are assigned based on prices after market close on the Thursday prior to the second Friday of each March, June, September, and December, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

In addition to the scheduled quarterly rebalancings, the index is reviewed on an ongoing basis. Changes in index composition and related weight adjustments are necessary whenever there are extraordinary events. Corporate actions will be implemented as practically as possible on a case-by-case basis. Whenever possible, the changes in the index’s components will be announced at least two business days prior to their implementation day.

If two index constituents merge, the surviving stock will assume the combined weight of the original constituents. If an index constituent is taken over by a non-constituent stock, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis. Generally, the implementation will take place one trading day after the constituent’s merger vote date. If the stock is delisted before market open on the first trading day after the vote, the delisted security will trade at its last traded price.

If an index component is delisted, it will be removed from the index and its weight will be redistributed to all the remaining constituents on a proportional basis.

The information contained herein regarding the Index was provided by VettaFi.

Principal Investment Risks

Canadian Investment Risk. The Fund may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because the Fund will invest in securities denominated in foreign currencies and the income received by the Fund will generally be in foreign currency, changes in currency exchange rates may negatively impact the Fund’s return.

Concentration Risk. Under normal circumstances, and to the extent consistent with the Portfolio’s investment objective of seeking investment results that correspond (before fees and expenses) generally to the price and yield performance of the Index, the Portfolio concentrates its investments in the North American Energy Infrastructure industry. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries.

Equity Securities Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Industry Specific Risks. The Portfolio invests primarily in companies engaged in the energy infrastructure sector. Such companies are subject to risks specific to the industry they serve including, but not limited to, the following:

●	reduced volumes of natural gas, petroleum, or other energy commodities available for transporting, processing or storing;
●	new construction risks and acquisition risk which can limit growth potential;
●	a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
●	changes in the regulatory environment;
●	extreme weather;
●	unfavorable changes in contractual terms at the time of re-negotiation or expiration may negatively impact an asset;
●	rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
●	threats of attack by terrorists.

Investment Risk. An investment in the Portfolio is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issues can be more volatile than that of larger issues.

Large-Cap, Mid-Cap and Small-Cap Companies Risk. The Portfolio’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

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Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control. Overall securities market risks may affect the value of individual instruments in which a Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

MLP Risk. Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, as described in more detail in the Prospectus. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP Tax Risk. MLPs are treated as partnerships for U.S. federal income tax purposes and do not pay U.S. federal income tax at the entity level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and reduced distributions.

Non-Diversification Risk. The Portfolio is non-diversified under the Investment Company Act of 1940. This means that the Portfolio has the ability to take larger positions in a smaller number of issuers than a Portfolio that is classified as “diversified” and the value of the Portfolio’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

PFIC Tax Risk. The Portfolio may own shares in foreign investment entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. tax purposes. In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of shares of a PFIC, the Portfolio may elect to “mark-to-market” annually its investments in a PFIC, which will result in the Portfolio being taxed as if it had sold and repurchased all the PFIC stock at the end of each year. Alternatively, in order to avoid the “excess distribution” rules, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), which would require the Portfolio to include in taxable income its allocable share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. Amounts included in income under a QEF election are qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. To make a QEF election, the Portfolio must obtain certain annual information from the PFICs in which it invests, which may be impossible to obtain.

Replication Management Risk. Unlike many investment companies, the Portfolio is not “actively” managed. Therefore, it may not necessarily sell a security solely because the security’s issuer is in financial difficulty unless that security is removed from the Index.

Tracking Error Risk. The Portfolio’s return may not match the return of the Index for a number of reasons. For example, the Portfolio incurs a number of operating expenses not applicable

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to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Portfolio’s securities holdings to reflect changes in the composition of the Index.

The Portfolio may not be fully invested at times, either as a result of cash flows into the Portfolio or reserves of cash held by the Portfolio to meet redemptions and expenses. If the Portfolio utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the stocks in the Index with the same weightings as the Index.

ALPS Global Opportunity Portfolio

The Board of Trustees may change the investment objective or the principal investment strategies, or both, without a shareholder vote. If there is a material change to the investment objective or principal investment strategy, you should consider whether the ALPS Global Opportunity Portfolio (the “Portfolio”) remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

Investment Objective

The investment objective of the Portfolio is to seek to maximize total return, which consists of appreciation on its investments and a variable income stream.

Principal Investment Strategies

To achieve its objective, the Portfolio will invest at least 80% of its net assets in securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as their stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”). Although the Portfolio does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies. The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies. The determination of whether a company is a Listed Private Equity Company will be made at the time of purchase and a portfolio company’s status will not vary solely as a result of fluctuations in the value of its assets or as a result of the progression of its holdings through the normal stages of a private equity company, including the exit stage. A portfolio company is considered to have a stated intention of investing primarily in private companies if it meets the criteria above under normal circumstances, notwithstanding temporary fluctuations in the public/private values of its private equity portfolio. The inclusion of a company in a recognized Listed Private Equity index will be considered a primary factor in the determination of whether a company is a Listed Private Equity Company.

The Adviser selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Adviser looks to allocate the Portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

The Portfolio’s policy to invest, at least 80% of its net assets in Listed Private Equity Companies, under normal market conditions, may not be changed without written notification to shareholders at least sixty (60) days prior to any change in such policy.

Principal Investment Risks

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Portfolio’s investments to decline in terms of U.S. dollars. Additionally, certain of the Portfolio’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. To the extent the Portfolio invests in securities denominated in, or receives revenues in, non-U.S. currencies it is subject to this risk.

Emerging Markets Risk. To the extent that the Portfolio invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Managed Portfolio Risk. Any failure by the Adviser to accurately measure market risk and appropriately react to current and developing market trends may result in significant losses in the Portfolio’s investments, which can also result in possible losses overall for the Portfolio.

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Market Risk. Market risk refers to the risk that the value of securities held by the Portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Non-U.S. Securities Risk. Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Portfolio’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in that country. The Portfolio’s investments directly or through Underlying ETFs in securities of non-U.S. Issuers may expose the Portfolio to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments.

PFIC Tax Risk. The Portfolio may own shares in foreign investment entities that constitute “passive foreign investment companies” (“PFICs”) for U.S. tax purposes. In order to avoid U.S. federal income tax and an additional interest charge on any “excess distribution” from PFICs or gain from the disposition of shares of a PFIC, the Portfolio may elect to “mark-to-market” annually its investments in a PFIC, which will result in the Portfolio being taxed as if it had sold and repurchased all the PFIC stock at the end of each year. Alternatively, in order to avoid the “excess distribution” rules, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), which would require the Portfolio to include in taxable income its allocable share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. Amounts included in income under a QEF election are qualifying dividend income for a RIC if either (i) the earnings attributable to the inclusions are distributed in the taxable year of the inclusion, or (ii) such earnings are derived with respect to the RIC’s business of investing in stock, securities or currencies. To make a QEF election, the Portfolio must obtain certain annual information from the PFICs in which it invests, which may be impossible to obtain.

Private Equity Risk. There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, and managed portfolio risk.

Additional Information About the Morningstar Portfolios’ Investment Strategies

Asset Allocation Investment Strategy

The Adviser and the Trust have engaged Morningstar Investment Management LLC (“Morningstar Investment Management” or the “Sub-Adviser”) to act as sub-adviser to each Morningstar Portfolio. Subject to the Adviser’s supervision, the Sub-Adviser allocates each Morningstar Portfolio’s assets among a variety of asset classes and short-term (money market) investments by investing in Underlying ETFs. These Underlying ETFs, in turn, may invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments. The Sub-Adviser provides the Adviser with target allocations for each Morningstar Portfolio’s underlying ETFs. The Sub-Adviser’s investment process typically consists of a valuation-driven asset allocation effort conducted by, as of the date hereof, approximately 100 investment professionals that are organized in to 12 global asset class teams and a U.S. based team of portfolio managers and analysts. The Sub-Adviser’s global investment teams conduct fundamental valuation research on hundreds of asset classes. The Sub-Adviser’s portfolio management team harnesses the insights from this in-depth research by incorporating the highest conviction views while minimizing those that they believe are priced to disappoint. In-depth, fundamental asset class

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reviews are integral to developing the asset class forecasts which are based on the concept that assets have an intrinsic value and over time, prices tend to revert to a fair value. The Sub-Adviser’s asset class research forecasts valuation-implied returns over a 10 and 20-year horizon. The valuation implied return is generated using a supply-side model which separates the expected return for equity, fixed income, and currency into the following key components. Equity: 1) Inflation 2) Total Yield 3) Growth 4) Change in Valuation, Fixed income: 1) Inflation 2) Real Rate 3) Term Spread 4) Credit Spread, and Currency: 1) inflation differential between local and reference currency 2) reversion of the real exchange rate to its fair value. The Sub-adviser also forecast a fair return for all asset classes. The fair return is independent of current market prices and represents what one would expect to earn from an asset class in the long-run.

The Sub-Adviser also views risk through the lens of the valuation-driven framework where, the higher the valuation forecast, the lower the expected return and higher the potential for a permanent loss of capital. The Sub-adviser is most concerned, and therefore focused on the likelihood and severity of a potential drawdown over a specific horizon. Based on this, the Sub-adviser uses a multi-factor risk model to help inform their view on the overall relative attractiveness of each asset classes forecast return and combine it with the focused fundamental research to determine the desired asset allocation exposures within the portfolio.

Once the asset allocation has been determined for each Morningstar Portfolio, the Sub-Adviser will then seek to determine the optimal combination of underlying ETFs that meet the target asset allocations for each Morningstar Portfolio. The Sub-Adviser regularly performs screens on the universe of approved ETFs that may be used to fulfil the target asset allocations for each Portfolio. The Sub-Adviser’s analysis in selecting and weighting the underlying ETFs from that universe may include performance analysis, tracking and trading efficiencies, and Underlying ETF expenses.

Each Morningstar Portfolio will invest the proceeds from the sale of its shares, reinvest dividends generated from the Underlying ETFs, reinvest other income, and redeem investments in the Underlying ETFs to provide the cash necessary to satisfy redemption requests for Morningstar Portfolio shares. However, the portion of each Morningstar Portfolio’s net assets represented by an Underlying ETF or asset class could differ substantially over time from the target asset allocation, as the Underlying ETFs’ asset values may change due to market movements and portfolio management decisions. Periodically, the Sub-Adviser will re-evaluate each Morningstar Portfolio’s asset allocation and may recommend the rebalancing of a Morningstar Portfolio’s assets among Underlying ETFs to meet the target allocations. Each Morningstar Portfolio may change its target allocation to each asset class, the Underlying ETFs’ exposure to each asset class, or target allocations to each Underlying ETF (including adding or deleting Underlying ETFs) without prior approval from or notice to shareholders.

Decisions to sell shares of the Underlying ETFs are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Morningstar Portfolio’s portfolio holdings, or as an adjustment to an Underlying ETF’s target asset allocation based on the Sub-Adviser’s view of the Morningstar Portfolio’s characteristics and other allocation criteria. The Adviser retains sole, ultimate authority over the asset allocation of each Morningstar Portfolio’s assets and the selection of, and allocation to, the particular Underlying ETFs in which the Morningstar Portfolio will invest, but generally follows the views of the Sub-Adviser.

Limitations on Investments in Underlying ETFs

Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), generally prohibits a Portfolio from acquiring: (i) more than 3% of another open-end investment company’s voting stock; (ii) securities of another open-end investment company with a value in excess of 5% of a Portfolio’s total assets; or (iii) securities of such other open-end investment company and all other open-end investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio’s total assets. In addition, Section 12(d)(1) generally prohibits another open-end investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other open-end investment company’s voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. Under certain circumstances, including in compliance with Rule 12d1-4 under the 1940 Act, a Portfolio may invest its assets in securities of other investment companies in excess of the limits described above.

In addition, with respect to investments in “affiliated ETFs” made pursuant to Rule 12d1-4, the Adviser will waive fees otherwise payable to it by a Morningstar Portfolio, or other Portfolio of the Trust, in an amount at least equal to any compensation received by the Adviser or an affiliated person of the Adviser from an Underlying ETF in connection with the investment by the Portfolio in the Underlying ETF. Similarly, the Sub-Adviser will waive fees otherwise payable to the Sub-Adviser, directly or indirectly, by the Portfolio in an amount at least equal to any compensation received by the Sub-Adviser, or an affiliated person of the Sub-Adviser, in connection with any investment by the Portfolio in the Underlying ETF made at the direction of the Sub-Adviser. In the event that the Sub-Adviser waives fees, the benefit of the waiver will be passed through to the Morningstar Portfolio.

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The Morningstar Portfolio’s shareholders indirectly bear the expenses of the Underlying ETFs in which the Morningstar Portfolio invests. The Morningstar Portfolio’s indirect expenses of investing in the Underlying ETFs represents the Morningstar Portfolio’s pro rata portion of the cumulative expenses charged by the Underlying ETFs based on the Morningstar Portfolio’s average invested balance in each Underlying ETF, the number of days invested, and each Underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2025. The Morningstar Portfolios each have two classes. Excluding the indirect costs of investing in the Underlying ETFs, Total Annual Fund Operating Expenses for each share class of the Morningstar Portfolios would be as follows:

Portfolio	Class I	Class II
Morningstar Conservative ETF Asset Allocation Portfolio	0.53%	0.78%
Morningstar Income and Growth ETF Asset Allocation Portfolio	0.53%	0.78%
Morningstar Balanced ETF Asset Allocation Portfolio	0.52%	0.77%
Morningstar Growth ETF Asset Allocation Portfolio	0.50%	0.75%
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	0.52%	0.77%

Some Underlying ETFs, such as those that invest primarily in commodities and commodity futures, may not be registered as investment companies under the 1940 Act. Therefore, the restrictions on investment discussed above would not apply to those Underlying ETFs.

Information About The Underlying ETFs

The Underlying ETFs in which the Morningstar Portfolios intend to invest may change from time to time and the Morningstar Portfolios may invest in Underlying ETFs in addition to those described below at the discretion of the Adviser and Sub-Adviser without prior notice to or approval of shareholders. The prospectus and SAI for each Underlying ETF is available on the SEC’s website www.sec.gov.

Each Underlying ETF will normally be invested according to its investment strategy. However, each Underlying ETF may also have the ability to invest without limitation in money market instruments or other investments for temporary defensive purposes. See “Temporary Defensive Positions” below.

Principal Investment Strategies of the Underlying ETFs

Each Underlying ETF utilizes a low cost ‘‘passive’’ or ‘‘indexing’’ investment approach to attempt to approximate the investment performance of its benchmark.

The Underlying ETFs in which the Morningstar Portfolios invest may be changed from time to time and at any time, based on the Adviser’s and Sub-Adviser’s judgment.

Generally, each Underlying ETF will be fully invested in accordance with its investment objectives and strategies. However, pending investment of cash balances, or if an Underlying ETF’s portfolio manager believes that business, economic, political or financial conditions warrant, an Underlying ETF may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, banker’s acceptances, and interest bearing saving deposits of commercial banks; (3) prime quality commercial paper; and (4) repurchase agreements covering any of the foregoing securities. Should this occur, the Underlying ETF will not be pursuing its investment objective possibly causing an affected Morningstar Portfolio to deviate from its target asset allocation as determined by the Sub-Adviser.

Temporary Defensive Positions

Normally, a Morningstar Portfolio invests substantially all of its assets in Underlying ETFs to meet its investment objective. However, a Morningstar Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, a Morningstar Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with a Morningstar Portfolio’s or Underlying ETF’s principal investment strategies. As a result, the Morningstar Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments. Furthermore, there is no assurance that any such temporary defensive measures will work as intended.

ADDITIONAL INFORMATION ABOUT THE ALERIAN PORTFOLIO’S INVESTMENT STRATEGIES

Non-Principal Investment Strategies

As a principal investment strategy, the Alerian Portfolio will normally invest at least 90% of its net assets in component securities that comprise the Index. As a non-principal investment strategy, the Alerian Portfolio may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Alerian Portfolio in seeking performance that corresponds to the Index, and in managing cash flows. The Alerian Portfolio will not invest in money market instruments

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as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (the “NYSE”) is open) for additions and deletions to the Index to be reflected in the portfolio composition of the Alerian Portfolio.

The Alerian Portfolio may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes. The Alerian Portfolio will not lend its portfolio securities.

Index Provider

VettaFi is the index provider for the Alerian Portfolio. VettaFi equips investors to make informed decisions about energy infrastructure and Master Limited Partnerships (MLPs). Its benchmarks, including the flagship Alerian MLP Index (AMZ), are widely used by industry executives, investment professionals, research analysts, and national media to analyze relative performance. VettaFi has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Alerian Portfolio. The Adviser pays licensing fees to VettaFi from the Adviser’s management fees or other resources.

Disclaimers

VettaFi is the designer of the construction and methodology for the Index. “Alerian,” “Alerian Midstream Energy Select Index,” “Alerian Index Series”, “AMEI” and VettaFi are service marks or trademarks of VettaFi. VettaFi acts as brand licensor for the Index. VettaFi is not responsible for the descriptions of the Index or the Alerian Portfolio that appear herein. VettaFi is not affiliated with the Trust, the Adviser or the Distributor.

The Alerian Portfolio is not sponsored, endorsed or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities or commodities generally or in the Alerian Portfolio particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Alerian Portfolio. VettaFi has no obligation to take the needs of the Adviser, the Alerian Portfolio or the shareholders of the Alerian Portfolio into consideration in connection with the foregoing. VettaFi is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Alerian Portfolio or in the determination or calculation of the NAV of the Alerian Portfolio. VettaFi has no obligation or liability in connection with the administration or trading of the Alerian Portfolio.

VettaFi does not guarantee the accuracy and/or completeness of the Index or any data included therein, and VettaFi shall have no liability for any errors, omissions, or interruptions therein. VettaFi makes no warranty, express or implied, as to results to be obtained by the Adviser, the Alerian Portfolio, Alerian Portfolio shareholders or any other person or entity from the use of the Index or any data included therein. VettaFi makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Alerian Portfolio, owners of the Shares of the Alerian Portfolio or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Index is the exclusive property of VettaFi LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Alerian Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to VettaFi with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Alerian Portfolio or the timing of the issuance or sale of the Alerian Portfolio or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. S&P Dow Jones Indices Entities have no obligation

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or liability in connection with the administration, marketing or trading of the Alerian Portfolio. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

Master/Feeder Structure

In lieu of investing directly, a Portfolio may seek to achieve its investment objective by converting to a Master/Feeder Structure pursuant to which a Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The Master/Feeder Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale, reducing the operating expense associated with each Portfolio. The Statement of Additional Information (“SAI”) contains more information about the possible conversion to a Master/Feeder Structure.

ADDITIONAL INFORMATION ABOUT THE GLOBAL OPPORTUNITY PORTFOLIO’S INVESTMENT STRATEGIES

Cash Positions. The Global Opportunity Portfolio may invest in money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

Credit Risk. The Global Opportunity Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Illiquid Investments. The Global Opportunity Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Industry Risk. Certain Listed Private Equity Companies in which the Global Opportunity Portfolio invests may have holdings focused in a particular industry, and as a consequence those Listed Private Equity Companies may be more greatly impacted by market volatility.

Investment Limitations. Except with respect to the illiquid investment restrictions set forth above, all limitations on the Global Opportunity Portfolio’s investments listed in this Prospectus will apply at the time of investment. The Global Opportunity Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Global Opportunity Portfolio’s investments refer to total assets.

Liquidity and Valuation Risk. Certain of the Global Opportunity Portfolio’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Global Opportunity Portfolio invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Portfolio Turnover. The Global Opportunity Portfolio may engage in short-term trading. This means that the Global Opportunity Portfolio may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Global Opportunity Portfolio (for example, if the portfolio manager believes an alternative investment has greater growth

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potential). This activity will increase the Global Opportunity Portfolio’s turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Global Opportunity Portfolio’s investment performance.

Temporary Defensive Positions. The Global Opportunity Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Global Opportunity Portfolio may not achieve its investment objective.

Description of Share Classes

The Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio and Morningstar Aggressive Growth ETF Asset Allocation Portfolio each offer Class I and Class II shares. The ALPS | Alerian Energy Infrastructure Portfolio and ALPS Global Opportunity Portfolio each offer Class I and Class III shares. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their contract or separate account with that company. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor.

Authorized Classes

Each Portfolio may issue one or more classes of shares, in the same or separate prospectuses, which includes Class I, Class II and Class III (collectively, the “Classes” and individually, each a “Class”).

Class I, Class II and Class III shares are sold without a sales load. Class II and Class III shares are offered with fees for distribution, servicing and marketing of such shares (“12b-1 Fees”) pursuant to a Distribution Plan. The shareholder servicing activities generally include responding to shareholder inquiries, directing shareholder communications, account balance maintenance, and dividend posting. In addition to 12b-1 Fees, Class III shares are also offered with fees for non-distribution related shareholder services provided to shareholders (“Service Fees”). Class I shares generally do not impose 12b-1 Fees or Service Fees, with exception to the ALPS | Alerian Energy Infrastructure Portfolio and ALPS Global Opportunity Portfolio which has adopted a non 12b-1 shareholder services plan. A Contract Owner’s insurance company or Participant’s retirement plan administrator may make one or more of the share classes available in connection with their contract or separate account with that company.

The Classes of shares issued by any Portfolio will be identical in all respects except for Class designation, allocation of certain expenses for a Class directly related to the distribution or service arrangement, or both, and voting rights. Each Class votes separately with respect to issues affecting only that Class. Shares of all Classes will represent interests in the same investment Portfolio. Therefore, each Class is subject to the same investment objectives, policies and limitations.

Class Expenses

Each Class of shares shall bear expenses, not including advisory or custodial fees or other expenses related to the management of a Portfolio’s assets, that are directly attributable to the kind or degree of services rendered to that Class (“Class Expenses”).

Class Expenses, including the management fee or the fee of other service providers, may be waived or reimbursed by the Portfolio’s investment adviser, underwriter, or any other provider of services to the Portfolios with respect to each Class of a Portfolio on a Class by Class basis.

Exchange Privileges

Shareholders may exchange shares of one Portfolio for shares of any of the other Portfolios of the Trust which are available for sale in their state.

Management of the Portfolios

Investment Adviser

ALPS Advisors, Inc. (the “Adviser”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, is registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2025, the Adviser provided supervisory and management services on approximately $33.23 billion in assets through closed-end funds, mutual funds and exchange-traded funds.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of each Portfolio’s business affairs. The Adviser invests the assets of each Portfolio, either directly or through the use of sub-advisers, according to each Portfolio’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of each Portfolio.

Morningstar Portfolios. Pursuant to the Investment Advisory Agreement (the “Morningstar Advisory Agreement”), each Morningstar Portfolio pays the Adviser an annual management fee of 0.45% based on such Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Morningstar Portfolio. The management fee paid by each Morningstar Portfolio for the fiscal year ended December 31, 2025, expressed as a percentage of average net assets is 0.45%. The Adviser has entered into a contractual arrangement with the Sub-Adviser to reimburse equally 50% of each

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Portfolio’s expenses, and/or waive a portion of the investment advisory, sub-advisory or other fees that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I and II shares average daily net assets through April 29, 2027. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred.

The current term of the Morningstar Advisory Agreement is one year. The Board of the Trust may extend the Morningstar Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio or the Adviser may terminate the Morningstar Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the Board of Trustees’ basis for approving the Morningstar Advisory Agreement with respect to each Morningstar Portfolio are available in the Portfolios’ reports filed on Form N-CSR for the period ended June 30, 2025.

Global Opportunity Portfolio. Pursuant to the Investment Advisory Agreement (the “Global Opportunity Advisory Agreement”), the Portfolio pays the Adviser an annual management fee of 0.90% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis. The Adviser has entered into a contractual arrangement with the Trust reimburse Portfolio expenses and/or waive a portion of the investment advisory and other fees that the Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (Rule 12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.95% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2027. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the letter agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses were deferred.

The current term of the Global Opportunity Advisory Agreement is one year. The Board of the Trust may extend the Global Opportunity Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio, or the Adviser may terminate the Global Opportunity Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement with respect to the Global Opportunity Portfolio are available in the Portfolio’s reports filed on Form N-CSR for the period ended June 30, 2025.

The Adviser is the creator, manager and owner of the Global Listed Private Equity Index. The Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Global Opportunity Portfolio, and their respective weightings within the Global Opportunity Portfolio, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year).

Alerian Portfolio. Pursuant to the Investment Advisory Agreement (the “Alerian Advisory Agreement”), the Portfolio pays the Adviser an annual management fee of 0.70% based on the Portfolio’s average daily net assets. The management fee is paid on a monthly basis to contractually limit the total amount of the “Management Fees” and “Other Expenses” that it is entitled to receive from the Portfolio. The Adviser has contractually agreed to waive the management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (exclusive of distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses brokerage commissions, taxes and extraordinary expenses) do not exceed a maximum of 0.80% of either Class I or Class III shares average daily net assets through April 29, 2027. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. The Portfolio’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture.

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The current term of the Alerian Advisory Agreement is one year. The Board of the Trust may extend the Alerian Advisory Agreement for additional one-year terms. The Board, shareholders of the Portfolio or the Adviser may terminate the Alerian Advisory Agreement upon sixty (60) days’ notice.

A discussion regarding the Board of Trustees’ basis for approving the Investment Advisory Agreement with respect to the Alerian Portfolio are available in the Alerian Portfolio’s reports filed on Form N-CSR for the period ended June 30, 2025.

Investment Sub-Adviser - Morningstar Portfolios

The Adviser is responsible for selecting the sub-adviser to each Morningstar Portfolio, subject to shareholder approval and applicable law, if appropriate. The Sub-Adviser has been engaged to manage the investments of each Morningstar Portfolio in accordance with such Portfolio’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Sub-Adviser is responsible, subject to the supervision and control of the Adviser and the Board of Trustees, for the recommendation of the purchase, retention and sale of primary Underlying ETFs and money market funds in the portion of each Morningstar Portfolio’s investment portfolio under its management. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.15% based on such Portfolio’s average daily net assets. The Adviser pays the sub-advisory management fee out of the management fee paid to the Adviser pursuant to the Morningstar Advisory Agreement. The sub-advisory management fee is paid on a monthly basis. The Morningstar Portfolios are not responsible for the payment of this sub-advisory management fee.

Morningstar Investment Management LLC (“Morningstar Investment Management”), the Sub-Adviser for each Morningstar Portfolio, located at 22 W. Washington Street, Chicago, IL 60602, is a wholly owned subsidiary of Morningstar, Inc. and a leading authority on asset allocation with expertise in capital market expectations and portfolio implementation. Approaching portfolio construction from the top-down through a research-based investment process, its experienced portfolio managers serve mutual fund firms, investment advisers, banks, broker-dealers, insurance companies and other financial institutions. Rooted in academic research, Morningstar Investment Management’s portfolio development process establishes the foundation for all of its investment management services. Bridging the gap between theory and practice, the process enables Morningstar Investment Management portfolio managers to build portfolios for institutions and investors based on sound asset allocation principles.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement with respect to each Morningstar Portfolio are available in the Portfolios’ reports filed on Form N-CSR for the period ended June 30, 2025.

Manager of Managers Structure

ALPS Advisors has received “manager of managers” exemptive relief from the SEC (the “Order”) that permits ALPS Advisors, subject to the approval of the Trust’s Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, ALPS Advisors or any sub-adviser) to select certain wholly-owned and non-affiliated investment sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage all or a portion of the assets of a sub-advised series and enter into investment sub-advisory agreements with the Sub-Advisers (each, a Sub-Advisory Agreement”) and (ii) materially amend Sub-Advisory Agreements with the Sub-Advisers without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. Shareholders of the Funds have approved the use of the Order. The Order permits the Funds to add or to change Sub-Advisers or to change the fees paid to such Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, ALPS Advisors has the ultimate responsibility (subject to oversight by the Trust’s Board) to oversee any Sub-Adviser and recommend their hiring, termination and replacement, and ALPS Advisors may, at times, recommend to the Board that a Fund change, add or terminate its Sub-Adviser; continue to retain its Sub-Adviser even though the Sub-Adviser’s ownership or corporate structure has changed; or materially change the Sub-Advisory Agreement with its Sub-Adviser. Each Fund will notify shareholders of any change in the identity of a Sub-Adviser or the addition of a Sub-Adviser to the Fund.

Portfolio Managers

Morningstar Portfolios. The individuals primarily responsible for management of the Morningstar Portfolios are the personnel of Morningstar Investment Management identified below (each, a “Portfolio Manager” and collectively, the “Portfolio Managers”). Morningstar Investment Management employs a team-based approach to the management of the Morningstar Portfolios. The Portfolio Managers listed below are collectively responsible for the day-to-day management of each Morningstar Portfolio on behalf of the Sub-Adviser. No one person is principally responsible for making recommendations regarding the Morningstar Portfolio’s target asset allocation and investments.

Jared Watts, CFP®, Portfolio Manager. Mr. Watts joined Morningstar Investment Management in 2006. His responsibilities include the management of model-based portfolios, manager research, and capital markets research. Mr. Watts has more than 20 years of investment industry experience. Prior to joining Morningstar Investment Management, Mr. Watts was an Investment Manager at Allstate Financial, where he helped manage fund relationships, asset allocation efforts, and investment product research. Prior to Allstate, Mr. Watts was at A.G. Edwards, where he conducted mutual fund and stock research. Mr. Watts holds a bachelor’s degree in finance from

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Southern Illinois University and a master’s degree in business administration, with honors, from Saint Xavier University, Graham School of Management with concentrations in portfolio management and financial analysis. Mr. Watts has managed the Morningstar Portfolios since their inception in 2007.

Steve Tagarov, CFA®, Associate Portfolio Manager. Mr. Tagarov joined Morningstar Investment Management in 2015. His responsibilities include supporting Target Risk Strategies, conducting manager research, manager due diligence, and he is a member of the Global Sectors team. Mr. Tagarov has more than 13 years of investment industry experience. Prior to joining Morningstar Investment Management, Mr. Tagarov was a Senior Investment Consultant at Aon Hewitt Investment Consulting. Mr. Tagarov is a chartered financial analyst, he holds a bachelor’s degree from Augustana College and MBA from the University of Chicago Booth school of business.

Alerian Portfolio. The individuals identified below are primarily responsible for management of the Alerian Portfolio (each, a “Portfolio Manager” and collectively the “Portfolio Managers”).

Ryan Mischker, Senior Vice President, Portfolio Management & Research of the Adviser. Mr. Mischker is Co-Portfolio Manager of the Portfolio. Mr. Mischker also has oversight of the day-to-day operations of the Portfolio Management & Research department. He joined the Adviser as a portfolio manager in 2015. Prior to joining the Adviser, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and Pro/SAI investment guidelines and restrictions. Mr. Mischker has over 18 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Charles Perkins, Associate Vice President, Portfolio Management & Research of the Adviser. Mr. Perkins is Co-Portfolio Manager of the Portfolio. Mr. Perkins also has oversight of the day-to-day operations of the Portfolio Management & Research department. He joined the Adviser as an Analyst in 2015. Prior to joining the Adviser, Mr. Perkins served as Senior Fund Accountant of ALPS Fund Services, where he was primarily responsible for day-to-day NAV calculations. Mr. Perkins has over 12 years financial services experience and graduated from the University of Colorado at Boulder with a B.S. in Finance.

Global Opportunity Portfolio. The individual identified below is responsible for the day-to-day management of the Global Opportunity Portfolio.

Andrew Drummond, Upon the consummation of consolidation of Red Rocks Capital with its parent, ALPS Advisors, Inc. in 2023, Andrew Drummond, Vice President and Portfolio Manager became a direct employee of ALPS Advisors, Inc. Prior to 2023, Mr. Drummond was a Portfolio Manager with Red Rocks Capital since 2007. Previously, Mr. Drummond was a Portfolio Manager at Sargent, Bickham Lagudis in Boulder, Colorado. Previously, Mr. Drummond was an Equity Analyst for Berger Financial Group from 1999 through 2003 and an Analyst for Colorado Public Employees’ Retirement Association from 1996 to 1999. Mr. Drummond began his investment management career at The Boston Company Asset Management in 1992.

Mr. Drummond has a BS from the University of Colorado and MS in finance from the University of Denver and over 25 years of industry experience.

The SAI provides additional information about the Portfolio Managers, including Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager’s ownership of shares in the Portfolios.

The Adviser directly manages the assets of the Alerian Portfolio, without the use of a sub-adviser, in accordance with the Portfolio’s investment objective, policies and restrictions.

Shareholder Information

Buying and Selling Shares

Each Portfolio may sell its shares only to separate accounts of various insurance companies (the “Insurer(s)”) and to various qualified plans (“Retirement Plans”). Shares are available through investment in various Retirement Plans, or purchase of certain variable annuity contracts or life insurance policies (“Contracts”) issued by Insurers. If you are a Contract Owner, the Insurer will allocate your premium payments to a Portfolio through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of Insurers are the shareholders of record of a Portfolio’s shares. Any reference to the “shareholder” in this Prospectus generally refers to the Retirement Plans and the Insurers’ separate accounts. “Shareholder” does not refer to the individual investor, but the Contract Owner in such separate account or as a Participant in such Retirement Plan.

The Trust has received exemptive relief from the Securities and Exchange Commission to sell Portfolio shares to, among others, separate accounts funding variable annuity contracts and variable life insurance policies issued by both affiliated life insurance companies and unaffiliated life insurance companies, and trustees of qualified group pension and group retirement plans outside of the separate account context. Due to differences in tax treatment and other considerations, the interests of certain Contract Owners and Retirement Plans may conflict. The Trust’s Board of Trustees will monitor events in order to attempt to identify the existence of any material irreconcilable conflicts and to determine any action to be taken in response.

Each Portfolio continuously offers shares to Insurers and Retirement Plans at the net asset value (“NAV”) per share next determined after the Trust or its designated agent receives and accepts a proper purchase or redemption request. Each Insurer or Retirement Plan submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests

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that are furnished to the Insurer by such Contract Owners or by Participants. The Insurers and Retirement Plans are designated agents of the Portfolios. The Trust, the Adviser and the Portfolios’ distributor reserves the right to reject any purchase order from any party for shares of any Portfolio.

The Portfolios may refuse to sell their Shares to any Insurer or Retirement Plan or may suspend or terminate the offering of a Portfolio’s Shares if such action is required by law or regulatory authority or is in the best interests of a Portfolio’s shareholders. It is possible that a Retirement Plan investing in the Portfolios could lose its qualified plan status under the Code, which could have adverse tax consequences on Insurer separate accounts investing in the Portfolios. The Adviser intends to monitor such Retirement Plans, and the Portfolios may discontinue sales to a Retirement Plan and require Participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of the Adviser is at risk of losing) its qualified plan status.

Each Portfolio will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures from either the Insurer or Retirement Plan required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts such instructions in proper form. In periods of extreme market stress or when markets are closed, redemption requests could take longer to process.

Each Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and national holidays; when an emergency makes it not reasonably practicable for a Portfolio to dispose of its assets or calculate its NAV; or as permitted by the Securities and Exchange Commission.

Redeeming Shares

The Trust has filed an election pursuant to Rule 18f-1 under the Investment Company Act (the “1940 Act”) that provides that each series of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. The Portfolio may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio’s responsibilities under the 1940 Act. Shareholders who receive redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

In most situations where the Portfolio distributes securities to meet a redemption request, the Portfolio expects to distribute a pro rata slice of the Portfolio’s portfolio securities, subject to certain limitations relating to odd-lot amounts of securities and securities subject to transfer restrictions. Each Portfolio reserves the right, however, to distribute individual securities (which may not be representative of the portfolio as a whole) in consultation with, or at the recommendation of, the Adviser or Sub-Adviser, as applicable.

It is anticipated that a Portfolio will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Portfolio may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Portfolio. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Portfolio’s investments, in which case a Portfolio may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Portfolio reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Portfolio’s net assets in order to limit the impact of a large redemption on the Portfolio and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions.

Certain Insurers, separate accounts, or Adviser affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Portfolio’s Shares. Redemptions by these Insurers or separate accounts of their holdings in a Portfolio may impact the Portfolio’s liquidity and NAV. These redemptions may also force the Portfolio to sell securities, which may negatively impact the Portfolio’s brokerage costs.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving an ‘in-kind’ redemption may realize a gain or loss for tax purposes when liquidating acquired securities and will incur all transaction fees. Such securities shall remain subject to market risk until disposed of.

The accompanying disclosure documents for the Contracts or Retirement Plans describes the allocation, transfer, and withdrawal provisions of such Contract or Retirement Plan. These Contracts and Retirement Plans may assess fees and expenses that are not described in this Prospectus. You should review the accompanying disclosure documents for a complete description of such fees and expenses, if any.

Valuing Shares

The price at which you buy, sell, or exchange Portfolio shares is the share price or NAV. The share price for shares of each Portfolio is determined by adding the value of that Portfolio’s investments, cash and other assets, deducting liabilities, and

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then dividing that value by the total number of the shares outstanding of that Portfolio. Each Portfolio is open for business each day that the NYSE is open (a “Business Day”). Each NAV is calculated at the close of that Business Day, which coincides with the close of regular trading of the NYSE (normally 4:00 p.m. Eastern Time). NAV is not calculated on the days that the NYSE is closed.

When a Portfolio calculates its NAV, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the valuation designee.

Excessive Trading and Market Timing Activities

While each Portfolio provides its shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive trading and market timing activities (“Disruptive Trading”) in a Portfolio’s shares can be disruptive to the management of a Portfolio and as a result may hurt the long-term performance of a Portfolio.

For example, Disruptive Trading activities may expose long-term shareholders to additional risks, such as:

●	dilution of the value of a Portfolio’s shares held by long-term shareholders who do not engage in this activity;
●	the loss of investment opportunity by requiring a Morningstar Portfolio to maintain more liquid assets as opposed to being able to invest such assets in Underlying ETFs; and
●	increased brokerage and administrative cost to a Portfolio due to redemption requests that are unusually large in either dollar amounts or number of redemptions.

In addition, each Morningstar Portfolio may invest in shares of Underlying ETFs which in turn may invest in securities that may be primarily listed on foreign exchanges, the impact of events that occur after the close of a foreign exchange but before the close of trading on the NYSE may present risks of “time-zone arbitrage”. Similarly, each such Underlying ETF may hold certain small-capitalization (e.g., small company) stocks that are thinly traded, and these types of securities, as with securities listed on foreign exchanges, are also prone to stale pricing and other potential pricing discrepancies (each a “Market Timing” strategy). An investor engaging in this type of Market Timing of a Morningstar Portfolio is seeking to capture any pricing inefficiencies and possibly cause a dilution of the value in a Morningstar Portfolio’s NAV. Excessive Trading risks can be magnified for mutual funds that are smaller in asset size.

In order to attempt to protect Trust investors, the Trust’s Board of Trustees has adopted policies that it believes are reasonably designed to discourage Disruptive Trading. The Portfolios are typically available as an investment option under a number of different variable insurance products of Insurers and Retirement Plans. Contract Owners of these variable insurance products and Participants of these Retirement Plans may typically transfer value among subaccounts of the Insurer’s separate accounts or Retirement Plans by contacting the Insurer or Retirement Plan, as applicable. The resulting purchases and redemptions of Portfolio shares may be made through omnibus accounts of the Insurer’s separate account or Retirement Plan, as applicable. The right of a Contract Owner or Participant to transfer among subaccounts is governed by a contract or plan between the Insurer or Retirement Plan and such Contract Owner or Participant, respectively. Because the record owners of the Portfolios are generally the Insurers or Retirement Plans, and not the Contract Owners or Participants, the Trust is not ordinarily in a position to directly monitor for or uncover Disruptive Trading by Contract Owners or Participants. The terms of these contracts or plans, the presence of financial intermediaries (including the Insurers) between the Portfolios and Contract Owners and Participants, the utilization of omnibus accounts by these intermediaries and other factors, such as state insurance laws, may limit the Portfolios’ ability to detect and deter market timing.

As a consequence, the Trust typically seeks to enlist the cooperation or assistance, through contractual arrangements or otherwise, of an Insurer, Retirement Plan or intermediary in seeking to detect, monitor and deter Disruptive Trading. An Insurer, Retirement Plan or intermediary may not have the capability or willingness to assist to the degree or in the manner requested by the Trust. In addition, certain parties who engage in Disruptive Trading may employ a variety of techniques to avoid detection.

None of these tools, however, can guarantee the possibility that Disruptive Trading activity will not occur, and the Trust cannot guarantee that monitoring by the Insurers or Retirement Plans will be 100% successful in detecting all Disruptive Trading. Consequently, there is a risk that some investors could engage in Disruptive Trading activities.

Any shareholder who wishes to engage in a Disruptive Trading strategy should not purchase shares of any Portfolio.

Anti-Money Laundering

Under applicable anti-money laundering regulations and other Federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Contract Owners and Participants may be asked to provide additional information in order for the Trust and its agents to verify their identities in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other Federal regulations.

Distributions and Federal Income Tax Consequences

The Portfolios intend to distribute substantially all of their net income and capital gains to shareholders each year. The Portfolios pay capital gains and income dividends annually. All dividends and capital gains distributions paid by the Portfolios will be automatically

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reinvested at net asset value in the Portfolios. For Contract Owners, the result of automatic reinvestment of distributions on a Portfolio’s performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

The Portfolios each intend to qualify as a “regulated investment company” under Section 851(b) of the Code, so that they will not be subject to federal income taxes to the extent they distribute their net investment income and realized capital gains to shareholders. To qualify as regulated investment companies, the Portfolios must meet complex income and diversification tests. The loss of such status would result in the Portfolios being subject to Federal income tax on their taxable income and gains.

The Trust is an open-end registered investment company under the 1940 Act. As such, each Portfolio, subject to certain exceptions, is generally limited under the 1940 Act to one distribution with respect to any one taxable year of long-term capital gains realized by the Portfolio. In this regard, that portion of a Portfolio’s income which consists of gain realized by the Portfolio on a sale of a security (including, in the case of the Alerian Portfolio, equity units in an MLP, other than the portion of such gain representing recapture income) may constitute long-term capital gain subject to this limitation. The Alerian Portfolio may be allocated some long-term capital gain from MLPs in which it invests resulting from long-term capital gain realized by such MLPs on a sale of their assets. Cash distributions received by the Alerian Portfolio from the MLPs in which such Portfolio invests generally will not constitute long-term capital gain, except to the extent that the distributions received from a particular MLP exceed such Portfolio’s tax basis in its equity units in such MLP, in which case the excess of the distribution received over the Portfolios adjusted tax basis in such equity units may be taxed in part as long-term capital gain. The Alerian Portfolio does not expect that a material portion of the income allocations or cash distributions that it receives from MLPs in which it invests will constitute long-term capital gain.

The Alerian Portfolio may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Alerian Portfolio owned the underlying investment securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital. The Alerian Portfolio may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Portfolio to avoid or reduce taxes.

In addition to the diversification requirements applicable to regulated investment companies generally, Section 817(h) of the Code and the Treasury Regulations promulgated thereunder impose additional diversification requirements on separate accounts holding variable annuity and variable life insurance contracts. In determining whether a separate account satisfies the foregoing diversification requirements, Code Section 817(h) allows a separate account to look through to the assets of regulated investment companies in which such separate account has invested under certain conditions which the Portfolios believe that they will satisfy. The Adviser intends to diversify investments in accordance with those requirements. The Insurers’ prospectuses for variable annuities policies describe the Federal income tax treatment of distributions from such contracts to Contract Owners.

If a Portfolio’s distributions are made to arrangements (such as certain registered and unregistered separate accounts) that do not provide for non-taxable earnings or tax-deferral, the distributions will generally be taxed based upon the underlying character of the income and gain recognized by the Portfolio. Distributions to such arrangements properly designated by a Portfolio as capital gain dividends would be taxable as long-term capital gains, while such distributions of earnings derived from ordinary income and short-term capital gains would be taxable as ordinary income. Certain distributions to taxable arrangements may, if certain holding period and other conditions are met, be taxed to noncorporate taxpayers at certain preferential tax rates as qualified dividends (paid from qualified dividends received by a Portfolio) or as section 199A dividends (paid from qualifying dividends received by a Portfolio from Underlying ETFs that invest in real estate investment trusts).

The foregoing is only a brief summary of important federal tax law provisions that can affect the Portfolios. Other federal, state, or local tax law provisions may also affect the Portfolios and their operations.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, we recommend that investors consult their own tax adviser, or if applicable, the Insurer through which they invest in a particular Portfolio, about their investment.

Prospective taxable investors should also consult with their tax advisers concerning tax consequences of an investment in a Portfolio that apply to taxable investors.

Distribution Plans

The Board of Trustees has adopted a separate plan of distribution for each Class pursuant to Rule 12b-1 under the 1940 Act for the Portfolios (a “Distribution Plan”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Portfolio shares and/or on-going shareholder liaison services. Under the Class I Distribution Plan, the Adviser may pay significant amounts to financial intermediaries that perform activities which are intended to result in the sale of Portfolio shares. The Board of Trustees has currently authorized such payments on behalf of the Portfolios.

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Class II and III Distribution Plans

The Class II and III Distribution Plans permit the use of each Portfolio’s assets to compensate the Portfolios’ distributor, ALPS Portfolio Solutions Distributor, Inc. (“APSD”), for its services and costs in distributing shares and/or the provision of on-going personal services provided to shareholders. The Class II and III Distribution Plans also recognize that the Adviser and Sub-Adviser(s) may use their current profits, as well as their past profits, to pay for expenses incurred in connection with providing certain services eligible under the Class I and III Distribution Plans. The Board of Trustees has currently authorized such payments on behalf of the Portfolios.

Under the Class II and III Distribution Plans, APSD receives an amount equal to 0.25% of the average annual net assets of the Class II and III shares, respectively, of each Portfolio. All or a portion of the fees paid to APSD under the Class II and III Distribution Plans will, in turn, be paid to certain financial intermediaries as compensation for distribution related activities and/or providing ongoing shareholder liaison services. On-going shareholder liaison services generally include, but are not limited to, responding to shareholder inquiries, directing shareholder communications, account balance maintenance, dividend posting and other information on Portfolio(s) shares.

Because the Class II and III Distribution Plans fees are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Shareholder Servicing Plans

The ALPS | Alerian Energy Infrastructure Portfolio and ALPS Global Opportunity Portfolio have each adopted a non 12b-1 shareholder services plan (a “Services Plan”) with respect to Class I and Class III shares. Under each Services Plan, each Portfolio is authorized to pay certain financial intermediaries and Trust affiliates (“Participating Organizations”), for specific services provided to shareholders of Class I or Class III shares.

The Services Fees on an annual basis are not to exceed 0.15% or 0.25% of the average daily net asset value of the Class I and Class III shares of each Portfolio, respectively, in each case attributable to or held in the name of a Participating Organization. The Services Fees are compensation for providing some or all of the following services: (i) establishing and maintaining accounts and records for each beneficial shareholder; (ii) aggregating and processing of beneficial shareholders’ orders; (iii) processing dividend and other distribution payments on behalf of beneficial shareholders; (iv) preparing tax reports or forms on behalf of beneficial shareholders; (v) forwarding communications from the Portfolios to beneficial shareholders; and (vi) such other services as may be reasonably related to the foregoing or otherwise authorized under the Services Plans. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities shall be reimbursed to such Portfolio as soon as reasonably practicable. In addition to the Services stated above, Participation Organizations shall perform some or all of the additional shareholder services on behalf of shareholders that hold Class III shares (“Class III Features”): (i) lifetime income options; (ii) living benefit protection options; (iii) death benefit protection options; (iv) tax-free exchanges and transfers; (v) tax-deferred earnings; (vi) additional regulatory oversight; and (vii) other Class III Features mutually agreed to between the Trust and the Participating Organizations.

Networking, Sub-Accounting and Administration Fees

Select financial intermediaries may contract with the Portfolios, or their designee, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Portfolios (“Administration Services”). In consideration for providing Administration Services, such financial intermediaries will receive compensation (“Administration Fees”), which is typically paid by the Portfolios. These Administration Services are routinely process through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. Any such payment by the Portfolios to a financial intermediary for Administration Services are in addition to any Distribution or Services Fees.

Service Plans and Administration Fees, if any, are paid out of Portfolio assets on an on-going basis, over time these fees may increase the cost of your investment. Please see the Statement of Additional Information for additional information regarding such fees.

Payments to Financial Intermediaries

The Portfolios Adviser and/or Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries out of their own resources. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Portfolio to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

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Financial highlights

For a share outstanding throughout the periods presented

Other Information

Net Asset Value

The net asset value per share of each Portfolio will be determined as of the close of regular trading on the NYSE each day the NYSE is open for business and will be computed by determining the aggregate market value of all assets of that Portfolio less its liabilities divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of regular trading on the NYSE on that day.

Foreign securities exchanges, which set the prices for foreign securities held by each Portfolio, are not always open the same days as the NYSE, and they may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE but not observed by foreign exchanges. In this situation, a Portfolio would not calculate net asset value on Thanksgiving Day and the Portfolio would not buy, sell or exchange shares for investors on that day, even though activity on foreign exchanges could result in changes in the net asset value of investments held by that Portfolio on that day. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the Business Day as of which such value is being determined.

Notwithstanding the foregoing, where market quotations are not readily available, or in the Adviser’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Portfolio is priced that materially affects the value of a security, the securities will be valued by the Adviser using fair valuation procedures established by the Board of Trustees. Examples of potentially significant events that could materially impact a Portfolio’s net asset value include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. Fair valuation procedures may also be employed for securities such as certain derivatives, swaps, and other similar instruments for which there are no market quotations readily available. There can be no assurance, however, that a fair valuation used by a Portfolio on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The value assigned to fair-valued securities for purposes of calculating a Portfolio’s net asset value may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their net asset values. A Portfolio may change the time at which orders are priced if the NYSE closes at a different time or an emergency exists. With respect to any portion of a Portfolio’s assets that are invested in Underlying ETFs or other pooled investment vehicles (including those that are registered under the 1940 Act), the Portfolios’ net asset value is calculated based upon the net asset values of the those Underlying ETFs or other pooled investment vehicles in which the Portfolios invest, and the prospectuses or other offering documents for those Underlying ETFs and pooled vehicles explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Disclosure of Portfolio Holdings

The SAI contains a detailed description of each Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings.

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past year. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

These financial highlights of the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Aggressive Growth ETF Asset Allocation Portfolio, ALPS | Alerian Energy Infrastructure Portfolio and ALPS Global Opportunity Portfolio (formerly known as ALPS | Red Rocks Global Opportunity Portfolio) (collectively, the “Portfolios”), have been audited by Cohen & Company, Ltd., an independent registered public accounting firm whose report, along with the Portfolios’ financial statements, are included in the December 31, 2025 annual report, which is available upon request. For periods prior to December 31, 2022, the financial highlights were audited by another independent registered public accounting firm.

67	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Conservative ETF Asset Allocation Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.26	$9.97	$9.57	$11.43	$11.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.35	0.31	0.25	0.25	0.19
Net realized and unrealized gain/(loss) on investments	0.58	0.24	0.52	(1.57)	0.11
Total income/(loss) from investment operations	0.93	0.55	0.77	(1.32)	0.30

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.31)	(0.26)	(0.26)	(0.18)	(0.20)
From net realized gain	—	—	(0.11)	(0.36)	(0.32)
Total distributions	(0.31)	(0.26)	(0.37)	(0.54)	(0.52)
Net increase/(decrease) in net asset value	0.62	0.29	0.40	(1.86)	(0.22)
Net asset value - end of period	$10.88	$10.26	$9.97	$9.57	$11.43

Total Return(2)	9.11%	5.52%	8.19%	(11.61)%	2.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,414	$6,235	$5,808	$5,102	$4,959
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.63%	0.66%	0.66%	0.61%	0.65%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	3.28%	3.05%	2.53%	2.36%	1.65%
Portfolio turnover rate	19%	27%	32%	67%	20%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

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Financial highlights

For a share outstanding throughout the periods presented

Morningstar Conservative ETF Asset Allocation Portfolio – Class II

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.20	$9.91	$9.52	$11.37	$11.59
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.32	0.28	0.22	0.22	0.16
Net realized and unrealized gain/(loss) on investments	0.58	0.25	0.52	(1.55)	0.11
Total income/(loss) from investment operations	0.90	0.53	0.74	(1.33)	0.27

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.29)	(0.24)	(0.23)	(0.16)	(0.17)
From net realized gain	—	—	(0.12)	(0.36)	(0.32)
Total distributions	(0.29)	(0.24)	(0.35)	(0.52)	(0.49)
Net increase/(decrease) in net asset value	0.61	0.29	0.39	(1.85)	(0.22)
Net asset value - end of period	$10.81	$10.20	$9.91	$9.52	$11.37

Total Return(2)	8.82%	5.29%	7.84%	(11.82)%	2.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$23,684	$22,680	$23,403	$26,573	$30,736
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.88%	0.91%	0.91%	0.86%	0.90%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	3.00%	2.77%	2.23%	2.08%	1.35%
Portfolio turnover rate	19%	27%	32%	67%	20%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

69	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$9.61	$9.18	$8.58	$10.52	$10.38
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.28	0.26	0.21	0.21	0.20
Net realized and unrealized gain/(loss) on investments	0.87	0.50	0.72	(1.49)	0.49
Total income/(loss) from investment operations	1.15	0.76	0.93	(1.28)	0.69

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.28)	(0.26)	(0.24)	(0.21)	(0.19)
From net realized gain	(0.89)	(0.07)	(0.09)	(0.45)	(0.36)
Total distributions	(1.17)	(0.33)	(0.33)	(0.66)	(0.55)
Net increase/(decrease) in net asset value	(0.02)	0.43	0.60	(1.94)	0.14
Net asset value - end of period	$9.59	$9.61	$9.18	$8.58	$10.52

Total Return(2)	11.94%	8.20%	10.99%	(12.31)%	6.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$11,939	$9,953	$7,967	$6,892	$9,245
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.57%	0.60%	0.60%	0.56%	0.56%
Net expenses after waiver/reimbursements	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.78%	2.70%	2.32%	2.17%	1.85%
Portfolio turnover rate	12%	71%	34%	23%	16%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

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Financial highlights

For a share outstanding throughout the periods presented

Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.34	$9.85	$9.19	$11.21	$11.02
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.27	0.24	0.19	0.19	0.16
Net realized and unrealized gain/(loss) on investments	0.94	0.55	0.77	(1.58)	0.55
Total income/(loss) from investment operations	1.21	0.79	0.96	(1.39)	0.71

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.25)	(0.23)	(0.21)	(0.18)	(0.16)
From net realized gain	(0.89)	(0.07)	(0.09)	(0.45)	(0.36)
Total distributions	(1.14)	(0.30)	(0.30)	(0.63)	(0.52)
Net increase/(decrease) in net asset value	0.07	0.49	0.66	(2.02)	0.19
Net asset value - end of period	$10.41	$10.34	$9.85	$9.19	$11.21

Total Return(2)	11.70%	7.97%	10.59%	(12.54)%	6.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$41,130	$38,478	$45,936	$46,779	$60,783
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.82%	0.85%	0.84%	0.81%	0.81%
Net expenses after waiver/reimbursements	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	2.49%	2.33%	2.03%	1.88%	1.43%
Portfolio turnover rate	12%	71%	34%	23%	16%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

71	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Balanced ETF Asset Allocation Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$10.98	$10.23	$9.48	$11.65	$11.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.26	0.24	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	1.38	0.85	1.01	(1.68)	1.00
Total income/(loss) from investment operations	1.64	1.09	1.22	(1.45)	1.21

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.26)	(0.23)	(0.23)	(0.22)	(0.19)
From net realized gain	(1.31)	(0.11)	(0.24)	(0.50)	(0.47)
Total distributions	(1.57)	(0.34)	(0.47)	(0.72)	(0.66)
Net increase/(decrease) in net asset value	0.07	0.75	0.75	(2.17)	0.55
Net asset value - end of period	$11.05	$10.98	$10.23	$9.48	$11.65

Total Return(2)	15.07%	10.50%	13.11%	(12.60)%	11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$49,237	$42,410	$38,413	$33,315	$38,044
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.52%	0.53%	0.54%	0.53%	0.53%
Net expenses after waiver/reimbursements	0.52%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	2.29%	2.25%	2.13%	2.18%	1.79%
Portfolio turnover rate	12%	51%	35%	23%	15%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

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Financial highlights

For a share outstanding throughout the periods presented

Morningstar Balanced ETF Asset Allocation Portfolio – Class II

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$11.16	$10.39	$9.62	$11.81	$11.24
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.23	0.21	0.19	0.20	0.17
Net realized and unrealized gain/(loss) on investments	1.40	0.87	1.03	(1.71)	1.03
Total income/(loss) from investment operations	1.63	1.08	1.22	(1.51)	1.20

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.23)	(0.20)	(0.21)	(0.18)	(0.16)
From net realized gain	(1.31)	(0.11)	(0.24)	(0.50)	(0.47)
Total distributions	(1.54)	(0.31)	(0.45)	(0.68)	(0.63)
Net increase/(decrease) in net asset value	0.09	0.77	0.77	(2.19)	0.57
Net asset value - end of period	$11.25	$11.16	$10.39	$9.62	$11.81

Total Return(2)	14.71%	10.27%	12.82%	(12.88)%	10.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$122,327	$118,265	$121,476	$117,564	$145,119
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.77%	0.78%	0.79%	0.78%	0.78%
Net expenses after waiver/reimbursements	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	2.00%	1.95%	1.84%	1.89%	1.45%
Portfolio turnover rate	12%	51%	35%	23%	15%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

73	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Growth ETF Asset Allocation Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$12.65	$11.61	$10.49	$12.81	$11.69
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.25	0.23	0.21	0.24	0.22
Net realized and unrealized gain/(loss) on investments	2.03	1.29	1.40	(1.90)	1.54
Total income/(loss) from investment operations	2.28	1.52	1.61	(1.66)	1.76

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.23)	(0.22)	(0.23)	(0.21)	(0.19)
From net realized gain	(1.00)	(0.26)	(0.26)	(0.45)	(0.45)
Total distributions	(1.23)	(0.48)	(0.49)	(0.66)	(0.64)
Net increase/(decrease) in net asset value	1.05	1.04	1.12	(2.32)	1.12
Net asset value - end of period	$13.70	$12.65	$11.61	$10.49	$12.81

Total Return(2)	18.15%	12.88%	15.61%	(12.96)%	15.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$163,034	$136,987	$122,310	$107,289	$118,634
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.50%	0.52%	0.53%	0.52%	0.52%
Net expenses after waiver/reimbursements	0.50%	0.52%	0.53%	0.52%	0.52%
Net investment income after waiver/reimbursements	1.87%	1.85%	1.90%	2.08%	1.74%
Portfolio turnover rate	14%	27%	35%	26%	15%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

www.alpsfunds.com	74

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Growth ETF Asset Allocation Portfolio – Class II

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$12.35	$11.34	$10.26	$12.55	$11.46
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.21	0.19	0.18	0.20	0.18
Net realized and unrealized gain/(loss) on investments	1.99	1.27	1.36	(1.86)	1.52
Total income/(loss) from investment operations	2.20	1.46	1.54	(1.66)	1.70

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.20)	(0.19)	(0.20)	(0.18)	(0.16)
From net realized gain	(1.00)	(0.26)	(0.26)	(0.45)	(0.45)
Total distributions	(1.20)	(0.45)	(0.46)	(0.63)	(0.61)
Net increase/(decrease) in net asset value	1.00	1.01	1.08	(2.29)	1.09
Net asset value - end of period	$13.35	$12.35	$11.34	$10.26	$12.55

Total Return(2)	17.91%	12.67%	15.27%	(13.25)%	14.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$135,555	$123,952	$123,674	$114,300	$138,143
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.75%	0.77%	0.78%	0.77%	0.77%
Net expenses after waiver/reimbursements	0.75%	0.77%	0.78%	0.77%	0.77%
Net investment income after waiver/reimbursements	1.58%	1.56%	1.64%	1.80%	1.44%
Portfolio turnover rate	14%	27%	35%	26%	15%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

75	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$15.59	$13.96	$12.40	$15.05	$13.13
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.26	0.24	0.25	0.29	0.27
Net realized and unrealized gain/(loss) on investments	2.90	1.85	1.84	(2.22)	2.16
Total income/(loss) from investment operations	3.16	2.09	2.09	(1.93)	2.43

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.24)	(0.23)	(0.25)	(0.24)	(0.19)
From net realized gain	(1.22)	(0.23)	(0.28)	(0.48)	(0.32)
Total distributions	(1.46)	(0.46)	(0.53)	(0.72)	(0.51)
Net increase/(decrease) in net asset value	1.70	1.63	1.56	(2.65)	1.92
Net asset value - end of period	$17.29	$15.59	$13.96	$12.40	$15.05

Total Return(2)	20.33%	14.85%	17.10%	(12.92)%	18.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$170,198	$137,162	$117,801	$92,533	$97,338
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.52%	0.53%	0.54%	0.53%	0.54%
Net expenses after waiver/reimbursements	0.52%	0.53%	0.53%	0.53%	0.53%
Net investment income after waiver/reimbursements	1.54%	1.58%	1.86%	2.15%	1.83%
Portfolio turnover rate	14%	35%	37%	23%	18%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

www.alpsfunds.com	76

Financial highlights

For a share outstanding throughout the periods presented

Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$15.38	$13.78	$12.24	$14.87	$12.98
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.20	0.19	0.20	0.25	0.22
Net realized and unrealized gain/(loss) on investments	2.86	1.84	1.84	(2.20)	2.15
Total income/(loss) from investment operations	3.06	2.03	2.04	(1.95)	2.37

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.19)	(0.20)	(0.22)	(0.20)	(0.16)
From net realized gain	(1.22)	(0.23)	(0.28)	(0.48)	(0.32)
Total distributions	(1.41)	(0.43)	(0.50)	(0.68)	(0.48)
Net increase/(decrease) in net asset value	1.65	1.60	1.54	(2.63)	1.89
Net asset value - end of period	$17.03	$15.38	$13.78	$12.24	$14.87

Total Return(2)	20.00%	14.58%	16.88%	(13.17)%	18.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$63,032	$58,472	$56,826	$51,790	$56,211
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.77%	0.78%	0.79%	0.78%	0.79%
Net expenses after waiver/reimbursements	0.77%	0.78%	0.78%	0.78%	0.78%
Net investment income after waiver/reimbursements	1.23%	1.28%	1.53%	1.90%	1.50%
Portfolio turnover rate	14%	35%	37%	23%	18%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

77	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

ALPS Alerian Energy Infrastructure Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$14.29	$10.83	$9.92	$8.82	$6.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.49	0.47	0.43	0.35	0.49
Net realized and unrealized gain on investments	0.24	4.01	0.98	1.23	2.02
Total income from investment operations	0.73	4.48	1.41	1.58	2.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.72)	(0.59)	(0.38)	(0.48)	(0.20)
From net realized gain	(1.71)	(0.43)	(0.12)	—	—
Total distributions	(2.43)	(1.02)	(0.50)	(0.48)	(0.20)
Net increase/(decrease) in net asset value	(1.70)	3.46	0.91	1.10	2.31
Net asset value - end of period	$12.59	$14.29	$10.83	$9.92	$8.82

Total Return(2)	5.09%	41.03%	14.25%	17.84%	38.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,465	$9,495	$5,611	$3,948	$2,244
Ratios to average net assets:
Total expenses before waiver/reimbursements	0.95%	0.96%	0.99%	0.97%	0.99%
Net expenses after waiver/reimbursements	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income after waiver/ reimbursements	3.38%	3.65%	4.08%	3.41%	5.75%
Portfolio turnover rate	30%	45%	30%	34%	68%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

www.alpsfunds.com	78

Financial highlights

For a share outstanding throughout the periods presented

ALPS Alerian Energy Infrastructure Portfolio – Class III

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$14.28		$10.82	$9.90	$8.82	$6.53
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	0.45		0.43	0.40	0.32	0.48
Net realized and unrealized gain on investments	0.22		3.99	0.97	1.21	1.99
Total income from investment operations	0.67		4.42	1.37	1.53	2.47

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.67)		(0.53)	(0.33)	(0.45)	(0.18)
From net realized gain	(1.71)		(0.43)	(0.12)	—	—
Total distributions	(2.38)		(0.96)	(0.45)	(0.45)	(0.18)
Net increase/(decrease) in net asset value	(1.71)		3.46	0.92	1.08	2.29
Net asset value - end of period	$12.57		$14.28	$10.82	$9.90	$8.82

Total Return(2)	4.66%		40.60%	13.91%	17.32%	37.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$118,995		$125,247	$107,645	$114,486	$84,789
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.30	%(3)	1.31%	1.33%	1.32%	1.34%
Net expenses after waiver/reimbursements	1.30	%(3)	1.30%	1.30%	1.30%	1.30%
Net investment income after waiver/ reimbursements	3.08%		3.37%	3.81%	3.10%	5.54%
Portfolio turnover rate	30%		45%	30%	34%	68%

(1)	Per share numbers have been calculated using the average shares method.
(2)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(3)

Any amount of fees accrued according to the Portfolio’s distribution and shareholder services plans with respect to the Portfolio’s Class III shares, but not paid during the Portfolio’s fiscal year for such service activities shall be reimbursed to the Portfolio as soon as practical. Fees were reimbursed to the Portfolio of less than 0.01% of average net assets of Class III shares for the period ended December 31, 2025.

79	Prospectus | April 30, 2026

Financial highlights

For a share outstanding throughout the periods presented

ALPS Global Opportunity Portfolio – Class I

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023(1)	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$12.33	$11.41	$8.83	$16.52	$13.92
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.03	0.19	0.19	0.18	0.05 (3)
Net realized and unrealized gain/(loss) on investments	0.13	1.94	2.39	(4.87)	3.34
Total income/(loss) from investment operations	0.16	2.13	2.58	(4.69)	3.39

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.91)	(1.21)	—	(1.75)	(0.79)
From net realized gain	(0.20)	—	—	(1.25)	—
Total distributions	(1.11)	(1.21)	—	(3.00)	(0.79)
Net increase/(decrease) in net asset value	(0.95)	0.92	2.58	(7.69)	2.60
Net asset value - end of period	$11.38	$12.33	$11.41	$8.83	$16.52

Total Return(4)	1.55%	18.28%	29.22%	(28.68)%	24.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$631	$1,896	$594	$377	$474
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.45%	1.36%	1.34%	1.27%	1.31%
Net expenses after waiver/reimbursements	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income after waiver/ reimbursements	0.39%	1.49%	1.88%	1.43%	0.32%
Portfolio turnover rate	30%	31%	22%	32%	38%

(1)	Prior to January 24, 2023, the ALPS Global Opportunity Portfolio was known as the ALPS/Red Rocks Global Opportunity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(4)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

www.alpsfunds.com	80

Financial highlights

For a share outstanding throughout the periods presented

ALPS Global Opportunity Portfolio – Class III

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023(1)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value - beginning of period	$13.28		$12.21		$9.48		$17.40	$14.65
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.04		0.15		0.17		0.13	(0.00	)(3)
Net realized and unrealized gain/(loss) on investments	0.11		2.09		2.56		(5.11)	3.49
Total income/(loss) from investment operations	0.15		2.24		2.73		(4.98)	3.49

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.85)		(1.17)		—		(1.69)	(0.74)
From net realized gain	(0.20)		—		—		(1.25)	—
Total distributions	(1.05)		(1.17)		—		(2.94)	(0.74)
Net increase/(decrease) in net asset value	(0.90)		1.07		2.73		(7.92)	2.75
Net asset value - end of period	$12.38		$13.28		$12.21		$9.48	$17.40

Total Return(4)	1.36%		18.01%		28.80%		(28.91)%	23.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$20,042		$23,473		$22,600		$22,439	$35,551
Ratios to average net assets:
Total expenses before waiver/reimbursements	1.69	%(5)	1.62	%(5)	1.66	%(5)	1.62%	1.66%
Net expenses after waiver/reimbursements	1.34	%(5)	1.36	%(5)	1.42	%(5)	1.45%	1.45%
Net investment income after waiver/ reimbursements	0.36%		1.11%		1.60%		1.00%	0.00	%(6)
Portfolio turnover rate	30%		31%		22%		32%	38%

(1)	Prior to January 24, 2023, the ALPS Global Opportunity Portfolio was known as the ALPS/Red Rocks Global Opportunity Portfolio.
(2)	Per share numbers have been calculated using the average shares method.
(3)	Less than ($0.005) per share.
(4)

Assumes reinvestment of any dividends and distributions. The performance does not include the fees and expenses incurred by investing through a separate account or qualified plan and does not reflect the variable annuity or life insurance contract charges. If they did the Portfolio’s performance would be lower.

(5)

Any amount of fees accrued according to the Portfolio’s distribution and shareholder services plans with respect to the Portfolio’s Class III shares, but not paid during the Portfolio’s fiscal year for such service activities shall be reimbursed to the Portfolio as soon as practical. Fees were reimbursed to the Portfolio for the periods ended December 31, 2025, December 31, 2024 and December 31, 2023, respectively, in the amount of 0.11%, 0.09% and 0.03% of average net assets of Class III shares.

(6)	Less than (0.005%) per share.

81	Prospectus | April 30, 2026

Appendix A – Licensing Agreement

The Morningstar Portfolios are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”), with the exception of Morningstar Investment Management LLC, a subsidiary of Morningstar, Inc., who is the investment sub-adviser to the Morningstar Portfolios and may undertake joint marketing activities with ALPS Portfolio Solutions Distributor, Inc. By providing data about the Morningstar Index Data to the Morningstar Portfolios, the Morningstar Entities make no representation or warranty, express or implied, to the owners of the Morningstar Portfolios or any member of the public regarding the advisability of investing in mutual funds generally or in the Morningstar Portfolios in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar Entities only relationship to ALPS Fund Services, Inc. is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to ALPS Fund Services, Inc. or the Morningstar Portfolios. The Morningstar Entities have no obligation to take the needs of ALPS Fund Services, Inc. or the owners of the Morningstar Portfolios into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and have not participated in the determination of the prices and amounts of the Morningstar Portfolios or the timing of the issuance or sale of the Morningstar Portfolios or in the determination or calculation of the equation by which the Morningstar Portfolios are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the Morningstar Portfolios.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS FUND SERVICES, INC., OWNERS OR USERS OF THE MORNINGSTAR PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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Intentionally Left Blank

Intentionally Left Blank

INQUIRIES AND COPIES OF
PORTFOLIO DOCUMENTS

Adviser

ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Sub-Adviser to the Morningstar Portfolios

Morningstar Investment Management LLC
22 West Washington Street
Chicago, IL 60602

Distributor

ALPS Portfolio Solutions Distributor, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Legal Counsel

Davis Graham & Stubbs LLP
3400 Walnut Street, Suite 700
Denver, CO 80205

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent

ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

Custodian

State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114

To make inquiries and to request other information, including a Prospectus, Statement of Additional Information, annual and semi-annual reports, and the Portfolios’ financial statements, free of charge, please contact your insurance company or plan sponsor, call (866) 432.2926, or visit the Portfolios’ website at www.alpsfunds.com.

Additional information about each Portfolio’s investments is available in that Portfolio’s reports to shareholders on Form N-CSR. In that Portfolio’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

The Statement of Additional Information dated April 30, 2026 has detailed information about each Portfolio and its investment policies and practices. The Statement of Additional Information is incorporated into this Prospectus by reference; in other words, it is legally a part of this Prospectus, and you are considered to be aware of its contents.

Copies of these materials, including the Statement of Additional Information can be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. These materials are also available on the EDGAR Database in the SEC’s web site at www.sec.gov.

ALPS Portfolio Solutions Distributor, Inc., distributor

Investment Company Act File No. 811-21987

STATEMENT OF ADDITIONAL INFORMATION

ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Morningstar Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Morningstar Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Morningstar Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

ALPS | Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

ALPS Global Opportunity Portfolio Class I (N/A) and Class III (AVPEX)

April 30, 2026

A Prospectus for the shares of each Portfolio dated April 30, 2026 (the “Prospectus”), provides the basic information you should know before investing in a Portfolio. This Statement of Additional Information (“SAI”) is incorporated by reference into the Prospectus; in other words, this SAI is legally part of the Prospectus. Although this SAI is not a prospectus, it contains information in addition to the information set forth in the Prospectus. It is intended to provide additional information regarding the activities of each Portfolio and should be read in conjunction with the Prospectus. The most recent annual report of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), is incorporated by reference into this SAI, and can be obtained free of charge by calling the toll-free number printed below.

You may obtain, without charge, the current Prospectus and SAI for the Portfolios by writing to your insurance company, plan sponsor or contacting the Portfolios at (866) 432-2926. You may also visit the Portfolios’ website at www.alpsfunds.com.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies (“Contracts”). The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios (“Shares”) are offered only to participating insurance companies and their separate accounts to fund the benefits of Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolios are separate portfolios of the Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The name of the Trust changed from Financial Investors Variable Insurance Trust to ALPS Variable Investment Trust on April 30, 2013. Prior to January 24, 2023, the ALPS Global Opportunity Portfolio was known as the ALPS/Red Rocks Global Opportunity Portfolio. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are currently seven Portfolios of the Trust. This SAI relates to the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio and Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each of the foregoing a “Morningstar Portfolio,” and collectively, the “Morningstar Portfolios”), the ALPS | Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”) and the ALPS Global Opportunity Portfolio (the “Global Opportunity Portfolio”).

The diversified assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies will typically be each Portfolio’s only shareholders of record, and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), such shareholders may be deemed to be in control of the Portfolio. Qualified pension and retirement plans and certain registered and unregistered separate accounts may also become investors in the Portfolio. When a shareholder’s meeting occurs, each insurance company generally solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio in which it is entitled to vote, in proportion to the voting instructions received.

Typically for insurance companies, each Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolios do not currently foresee any material disadvantages to Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitor events for the existence of material irreconcilable conflict between or among Contract owners. Material conflicts could arise from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities. Each insurance company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, such intermediary expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. Each Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

INVESTMENT RESTRICTIONS AND LIMITATIONS

The investment restrictions designated as “fundamental” in the following tables have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio. As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

●	67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

●	more than 50% of the Portfolio’s outstanding shares.

Unless marked with “†”, any limitation below which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

Morningstar Conservative ETF Asset Allocation Portfolio	A
Morningstar Income and Growth ETF Asset Allocation Portfolio	B
Morningstar Balanced ETF Asset Allocation Portfolio	C
Morningstar Growth ETF Asset Allocation Portfolio	D
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	E
ALPS | Alerian Energy Infrastructure Portfolio	F
ALPS Global Opportunity Portfolio	G

Fundamental Investment Limitations	Funds
	A	B	C	D	E	F	G
Diversification
The Portfolio may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.							X

Fundamental Investment Limitations	Funds
Concentration
The Portfolio may not concentrate its investments in any particular industry or industries, except that the Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).	X	X	X	X	X
The Portfolio may not invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities); except that, to the extent the Portfolio’s Index is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to the Index Components to track its Index.						X
The Portfolio may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities), except that the Portfolio will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.**							X
The Portfolio may not invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. If the Portfolio invests in a revenue bond tied to a particular industry, the Portfolio will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

Borrowings
The Portfolio may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.	X	X	X	X	X
The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed), less the Portfolio’s liabilities (other than borrowings). †						X

Fundamental Investment Limitations	Funds
The Portfolio may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.***							X
Loans
The Portfolio will not make any loans except to the extent that it acquires obligations or makes loans of its assets.	X	X	X	X	X
The Portfolio may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets.						X
The Portfolio may not make loans, provided that the Portfolio may lend its portfolio securities in an amount up to 33% of total Portfolio assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.							X
Underwriting Activity
The Portfolio may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.	X	X	X	X	X
The Portfolio may not act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.						X
The Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws.							X

Real Estate
The Portfolio may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.	X	X	X	X	X
The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).						X
The Portfolio may not purchase or sell real estate or interests in real estate; provided, however, that the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities).							X
Commodities
The Portfolio may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”)	X	X	X	X	X
The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).						X

Fundamental Investment Limitations	Funds
The Portfolio may not invest directly in commodities, except that the Portfolio may invest in securities of issuers, including other registered investment companies, whose business is related to commodities, and in derivatives or other instruments that are regarded as commodity interests under the Commodity Exchange Act.	X

Hypothecation
The Portfolio may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.	X	X	X	X	X
The Portfolio may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.							X
Senior Securities
The Portfolio may not issue senior securities, except as permitted under the 1940 Act.						X*	X

*	Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

**	For the purposes of this restriction, the Global Opportunity Portfolio currently intends to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy of the Global Opportunity Portfolio. The Global Opportunity Portfolio may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders.

***	The entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Non-Fundamental Investment Limitations

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining shareholder approval.

Non-Fundamental Investment Limitations	Funds
Illiquid Securities	A	B	C	D	E	F	G
The Portfolio may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”). Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation. †	X	X	X	X	X
The Portfolio may not invest in illiquid securities if, as a result of such investment, more than 15% of the Portfolio’s net assets would be invested in illiquid securities. †						X
The Portfolio may not invest more than 15% of its net assets in illiquid securities. †							X

Non-Fundamental Investment Limitations	Funds
Investments
The Portfolio must, under normal circumstances, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs; provided, that shareholders of a Portfolio will be provided with at least 60 days’ prior notice of any change in such Portfolio’s policy.	X	X	X	X	X
The Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.						X
The Portfolio may not invest in securities of other registered investment companies, except as permitted under the 1940 Act.
The Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs, although the Portfolio may invest in the common stock of companies which invest in or sponsor such programs.
Short Sales / Margin
The Portfolio may not sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.						X
The Portfolio may not make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of the Portfolio’s net assets (based on then-current value), except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act. *****							X
The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.						X

*****	Short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

Classification

The 1940 Act classifies mutual funds as diversified or non-diversified. The Alerian Portfolio is classified as non-diversified. The Morningstar Portfolios and the Global Opportunity Portfolio are classified as diversified.

Commodity Pool Operator Status

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser and/or Sub-Adviser, as applicable, of each Portfolio intends to either: (i) comply with the requirements of the CEA by operating the Portfolio in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO or Commodity Trading Advisor (“CTA”), as applicable, with the CFTC and the National Futures Association; or (iii) manage the Portfolio in a manner such that the Portfolio will not be a “commodity pool” under the CEA.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether a Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio. In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure. No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets. If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with the objectives and policies described for the Portfolio. The Portfolio would otherwise continue its normal operation. The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so. The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion. Furthermore, the Portfolio’s Prospectus and SAI would be amended to reflect the implementation of the Portfolio’s conversion and its shareholders would be notified in advance of any such conversion.

INVESTMENT INSTRUMENTS AND ASSOCIATED RISKS

The Prospectuses for the respective Portfolios describe the investment objectives of the Portfolios and the policies to be employed to seek to achieve those objectives. The section contains supplemental information concerning certain types of securities and other instruments in which a Portfolio may invest. Certain of the Portfolios may have direct and/or indirect exposure to the following investments through holdings of underlying pooled investment vehicles, such as, in the case of certain Portfolios, an underlying exchange traded fund (an “Underlying ETF”). Investments in a Portfolio should be made with an understanding that the value of the portfolio of securities held by the Portfolio may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

With respect to the Alerian Portfolio only:

The Portfolio is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Portfolio unless the securities of such issuer are removed from its index, the Alerian Midstream Energy Select Index (the “Index” or the “Underlying Index”).

An investment in the Portfolio should also be made with an understanding that the Portfolio will not be able to replicate exactly the performance of its Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Portfolio expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Portfolio may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Portfolio is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

The Index consists of a number of components (the “Index Components”) selected in accordance with Alerian’s methodology for such Index.

With respect to the Global Opportunity Portfolio only:

Repurchase Agreements. The Global Opportunity Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Global Opportunity Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Global Opportunity Portfolio. These agreements, which may be viewed as a type of secured lending by the Global Opportunity Portfolio, typically involve the acquisition by the Global Opportunity Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Global Opportunity Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Global Opportunity Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Global Opportunity Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

Short Sales. The Global Opportunity Portfolio may engage in short sales, which are subject to special risks. A short sale involves the sale by the Global Opportunity Portfolio of a security or instrument that it does not own with the hope of purchasing the same security or instrument at a later date at a lower price. The Portfolio may also enter into a short derivative position through a futures contract or swap agreement

The table below lists certain investment instruments and associated risks, and indicates the Portfolios for which such disclosure may be relevant. Please note that neither the table below nor the following disclosure is meant to be an exclusive list of all the securities and instruments in which a Portfolio may invest, the investment strategies or activities in which it may engage, or the risks associated with both. Each Portfolio may invest in instruments and securities and engage in strategies or activities other than those specifically identified in connection with such Portfolio or listed below, and may be subject to risks that are not described here.

	Morningstar Portfolios	Alerian Portfolio	Global Opportunity Portfolio
Borrowing			×
Commodities	×
Convertible Securities			×
Corporate and Municipal Fixed Income Securities			×
Derivatives	×	×	×
Emerging Markets and Developing Countries	×		×
Equity Securities	×	×	×
Exchange Traded Funds (ETFs)	×
Exchange Traded Notes	×
Fixed Income ETFs	×
Fixed Income Securities	×
Foreign Securities	×		×
Forward Commitments and When Issued Securities	×		×
Funding Agreements			×
Futures Contracts	×	×	×
Illiquid Investments	×	×	×
Investment Companies	×	×	×
Investments in Commodities Related Companies			×
Investments in Volatility Indices			×
Listed Private Equity Companies			×
Money Market Instruments		×	×

	Morningstar Portfolios	Alerian Portfolio	Global Opportunity Portfolio
Money Market Mutual Funds	×	×	×
Options	×	×	×
Real Estate Investment Trusts (REITs)	×
Real Estate Securities			×
Repurchase Agreements	×	×	×
Restricted Securities			×
Reverse Repurchase Agreements	×	×	×
Securities Lending	×	×	×
Senior Securities		×
Short Sales			×
Temporary Defensive Investments	×	×	×
U.S. Government Securities			×
Warrants	×
Zero Coupon Securities			×

BORROWING. The Portfolio may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Portfolio may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Portfolio should ever borrow money under these conditions, such borrowing could increase the Portfolio’s costs and thus reduce the value of the Portfolio’s assets.

COMMODITIES. The Portfolio or its Underlying ETFs may invest directly in physical commodities, such as gold, silver and other physical goods. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including, but not limited to, changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, the spread of infectious illness or other public health issue, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Portfolio may invest directly or indirectly in securities convertible into common stock if, for example, the Adviser or Sub-Adviser, as applicable, believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Portfolio include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The price of warrants do not necessarily move parallel to the prices of their underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Portfolio’s ability to invest in warrants may be limited by the Portfolio’s investment restrictions.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Portfolio’s fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Portfolio may be of any credit quality, maturity or yield. Accordingly, the Portfolio’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or, if not rated, are of equivalent quality in the Adviser’s or Sub-Adviser’s opinion). In addition, the Portfolio’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds. Fixed income securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”), or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. While the Adviser or Sub-Adviser utilize the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

DERIVATIVES. The Portfolio may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Portfolio is not obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Portfolio may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed over-the-counter (“OTC”) (options not traded on exchanges) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Portfolio’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Portfolio’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio’s income or gain. The Portfolio may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Portfolio to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio’s portfolio securities.

Subject to the constraints described above, the Portfolio may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Portfolio may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Portfolio’s investment objective and policies and applicable regulatory requirements. The Portfolio’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Portfolio’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Portfolio’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Portfolio’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS AND DEVELOPING COUNTRIES. The Underlying ETFs may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on an Underlying ETF’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying ETFs. Certain developing countries also may face serious currency exchange constraints. In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, an Underlying ETF, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

EQUITY SECURITIES. The Portfolios and Underlying ETFs may invest in equity securities. Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other securities with equity characteristics. Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

EXCHANGE TRADED FUNDS (“ETFs”). As noted in the Prospectus, the Portfolio may invest in ETFs and cash or cash equivalent positions. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolio intends to be short-term investors in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Portfolio may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser, as applicable, believes it is in the Portfolio’s interest to do so. The Portfolio’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolio intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Portfolio believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

EXCHANGE TRADED NOTES (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristic with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. Some ETNs use leverage. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. Thus, the Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

FIXED INCOME ETFs. There are risks associated with the potential investment of the Portfolio’s assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security. Securities rated BBB by S&P or Fitch Ratings, Ltd. or Baa by Moody’s are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

●	Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

●	In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings. In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

FIXED-INCOME SECURITIES. The Portfolios and Underlying ETFs may invest in fixed-income securities, including among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgages, and other asset-backed securities, loan participations and assignments and commercial paper. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

FOREIGN SECURITIES. Foreign investments purchased by the Portfolio or by an Underlying ETF can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets can have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Underlying ETF will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries with emerging markets. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may indirectly through Underlying ETFs invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a when-issued basis or for settlement at a future date if the Portfolio holds sufficient assets to meet the purchase price. In such purchase transactions, the Portfolio will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Portfolio will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Portfolio would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Portfolio may sell such a security prior to the settlement date if the Adviser or Sub-Adviser felt such action was appropriate. In such a case, the Portfolio could incur a short-term gain or loss.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Portfolio may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Portfolio to require prompt performance by the insurance company of its payment obligations under the funding agreement.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. No purchase price is paid or received when the contract is entered into. Instead, the Portfolio, upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolio seeks to earn interest income on its initial and variation margin deposits.

The Portfolio will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Portfolio may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Portfolio will write options only on futures contracts that are “covered.” The Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian or broker (or an affiliate thereof) cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Portfolio will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. The Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Portfolio’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Portfolio’s portfolio against a market advance when the Portfolio is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser or Sub-Adviser, as applicable, applies a hedge in the Portfolio’s portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Portfolio will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Portfolio’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Portfolio’s total assets.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Morningstar Portfolios, Morningstar Investment Management LLC (the “Sub-Adviser”) determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and/or Sub-Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and/or Sub-Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, OTC options, and some restricted securities determined by the Adviser or Sub-Adviser to be illiquid. However, with respect to OTC options that each Portfolio may write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES. The Portfolios and Underlying ETFs may invest in other investment companies as permitted under Section 12(d)(1) of the 1940 Act. Some investment companies that are ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio or an Underlying ETF invests in other investment companies, the Portfolio’s shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Portfolios and Underlying ETFs may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under “Fundamental Restrictions” in this SAI, the Portfolio does not invest directly in commodities. However, the Portfolio may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Portfolio may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

INVESTMENTS IN VOLATILITY INDICES. The Portfolio may also utilize swaps, options, ETFs, ETNs or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index, or may invest in securities or options designed to reflect the implied volatility of an underlying market. Investors generally use these securities to speculate or hedge against changes in implied volatility (and thereby, overall perceived risk) in the markets they track. As a general rule, volatility options indices go up when investors are unsure about the outlook for the economy and the markets, and these indices go down when investors are content and/or confident in the outlook for the economy and the markets. These indices generally measure implied volatility based on derivatives prices (e.g., relative options prices and spreads); however, index levels and prices of securities tracking index levels are only indicators of current investor sentiment, and are not necessarily predictive of future index levels (i.e., there is always a possibility that an index level may go higher or lower in the future, regardless of the index’s current level).

An investment in a security tracking a volatility index is subject to the risk that the investor’s interpretation of the index level is incorrect, thereby subjecting the investor to unexpected changes (or lack of changes) in the level of the relevant index and the price of the security based on the level. Securities tracking volatility indices are also subject to the risks of flaws in the tracking methodology, as well as failures to track the index value due to market or other factors. Volatility swaps are also subject to counterparty credit risk, since the investor may lose money if the counterparty fails to meet its obligations. In addition, investments in volatility indices through ETFs or other investment companies are also subject to the risks of these types of securities as explained elsewhere in this SAI.

While investments in volatility indices may be used by the Portfolio in an effort to limit losses in a sharp market decline, there is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are also costs associated with entering into such investments, which can adversely impact returns.

LISTED PRIVATE EQUITY COMPANIES. Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Portfolio intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on, exchanges in Asia, Africa, Europe, North America, and South America. The underlying assets of such Listed Private Equity Companies may be domiciled throughout the world.

The Listed Private Equity Companies in which the Portfolio intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Portfolio intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Portfolio may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of Listed Private Equity Companies.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk and managed portfolio risk.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

MONEY MARKET INSTRUMENTS. The Portfolio may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Portfolio may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MONEY MARKET MUTUAL FUNDS. In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Portfolio will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

OPTIONS. By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options. When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions. Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETF’s current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity Options. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

REAL ESTATE INVESTMENT TRUSTS. The Underlying ETFs may purchase interests in real estate investment trusts (“REITs”). Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exemption from the 1940 Act.

REAL ESTATE SECURITIES. The Portfolio will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Portfolio may also invest in readily marketable interests in REITs. REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Portfolio may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Sub-Adviser, as the case may be.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid securities, the Portfolio may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Sub-Adviser, as the case may be.

SECURITIES LENDING. To the extent provided for in each Portfolio’s policies, each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to seek to earn additional income.

The Trust expects that the procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Portfolio in an amount equal to a minimum of 100% of the market value of the securities lent. The Portfolio will typically seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to securities or lending agent (e.g. a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Portfolio at any time. The Portfolio will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Portfolio’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Portfolio if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Portfolio lent has increased or the value of the collateral decreased, the Portfolio could experience a loss. In the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except that the Portfolio may retain any such part thereof that is a security in which the Portfolio is permitted to invest. A Portfolio may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Portfolio may not be able to recall the securities in time for the Portfolio to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Portfolio may typically also call such loans in order to sell the securities involved.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SENIOR SECURITIES. In general, the Portfolio may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Portfolio to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements.

SHORT SALES. The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Portfolio will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Portfolio then sells the borrowed security to a buyer in the market. The Portfolio will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Portfolio is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale.

In addition, the Portfolio may make short sales “against the box,” i.e., when the Portfolio sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

TEMPORARY DEFENSIVE INVESTMENTS. A Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies. As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments. Furthermore, there is no assurance that any such temporary defensive measures will work as intended.

U.S. GOVERNMENT SECURITIES. The Portfolio may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Portfolio’s shares.

WARRANTS. The Portfolios or Underlying ETFs may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the Adviser or Sub-Adviser deems it undesirable to exercise or sell.

ZERO COUPON SECURITIES. The Portfolio may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

Additional Information about Non-Principal Risks Applicable to all Portfolios

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Portfolio may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Portfolio’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Portfolios’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Portfolio’s systems.

Cybersecurity failures or breaches by a Portfolio’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Portfolio’s business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business and the mutual funds to process transactions, inability to calculate a Portfolio’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Portfolio and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Portfolio may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Portfolio cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Portfolio invests, which could result in material adverse consequences for such issuers, and may cause a Portfolio’s investment in such securities to lose value.

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL RISKS APPLICABLE TO THE MORNINGSTAR PORTFOLIOS

Certain of the Underlying ETFs in which the Morningstar Portfolios invest may invest in Chinese companies listed on U.S. exchanges that use variable interest entities or “VIEs” in their structure as a result of foreign ownership restrictions. Accordingly, the Morningstar Portfolios may have exposure to these types of investments.

In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the Underlying ETFs) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China.

Intervention by the Chinese government with respect to VIE structures or the non-enforcement of VIE-related contractual rights could significantly affect the operating company’s business in China, the enforceability of the U.S.-listed shell company’s contractual arrangements with the Chinese company and the value of the U.S.-listed stock. Any change in the operations of entities in a VIE structure, the status of VIE contractual arrangements or the legal or regulatory environment in China could result in significant losses to the Underlying ETF, and in turn, losses to the Fund.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio. A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes monthly dissemination of full holdings of each Portfolio except the Global Opportunity Portfolio with a fifteen (15) day lag. The full holdings of the Global Opportunity Portfolio are disseminated quarterly with a forty-five (45) day lag. The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-PORT; (ii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR; and (iii) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-PORT are available on the SEC’s website at www.sec.gov and can also be obtained without charge, upon request, by calling 1-866-432-2926.

However, the policy and procedures set forth above do not prevent the sharing of a Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1)	Disclosures that, in the opinion of Portfolios’ or Administrator’s counsel, are required by law;

(2)	Disclosures necessary for Service Providers to perform services for the Portfolios, (where Service Providers includes the Investment Advisers, Administrator, Custodian, Fund Accountant, software or technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios);

(3)	Disclosures necessary for Rating Agencies to assess applicable Portfolio ratings;

(4)	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5)	Disclosures to the Portfolios’ or Service Providers’ regulatory authorities, accountants, or counsel; and

(6)	Disclosures by the Investment Adviser of compiled data concerning accounts managed by the Investment Adviser, so long as such data is presented in a format so as to not be identified as data of the Portfolios.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolios to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings. In all cases, eligible third parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ portfolio holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily
Morningstar Investment Management LLC (Sub-Adviser to Morningstar Portfolios)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank and Trust Company (Custodian)	Daily	None	Daily	Daily

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
FactSet Research Systems Inc.	Daily	None	Daily	Daily

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees”. Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen By Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	41	Mr. Deems is a Trustee of ALPS ETF Trust (24 funds); Financial Investors Trust (13 funds); and Reaves Utility Income Fund (1 fund).
Scott Wentsel (1961)	Trustee	Since November 2006	Mr. Wentsel is President of Wentsel Wealth Management, LLC. Previously he was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC, from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Robert D. McClure(1) (1969)	Interested Trustee	Interested Trustee since December 2023	Director of Research SS&C ALPS Advisors, Inc. since 2020.	7	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, or any affiliate of the foregoing, provides investment advisory services.

(1)	Mr. McClure is deemed an “Interested Trustee” by virtue of his current relationship with ALPS Advisors, Inc.

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Erich Rettinger (1985)	President	Since March 2024	Mr. Rettinger joined ALPS in 2007 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. Prior to joining ALPS Advisors he was Vice President and Fund Controller of ALPS Fund Services.
Gina Meyer (1980)	Treasurer	Since March 2024	Ms. Meyer joined ALPS in October 2023 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. From August 2022 to October 2023, she served as Vice President, Sr. Relationship Manger at Northern Trust. From July 2021 to August 2022 she served as Client Engagement Manager at Standish Management. From November 2012 to June 2021, she served as both a Fund Controller and Client Relationship Manager at ALPS.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Brendan Hamill (1986)	Secretary	Since June 2024	Mr. Hamill rejoined ALPS in April 2024, and is currently Vice President and Principal Legal Counsel. Prior to his current role, Mr. Hamill was an Attorney-Adviser at the U.S. Securities and Exchange Commission (October 2022-March 2024), Vice President and Principal Legal Counsel ALPS (August 2021-October 2022), and an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021). Mr. Hamill also serves as Secretary of each of the ALPS ETF Trust, Financial Investors Trust, and the Principal Real Estate Income Fund.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Financial Officer and Chief Compliance Officer. He is also a co-portfolio manager of the AXS Green Alpha ETF. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and was a licensed Certified Public Accountant from 2001 to 2016. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Scott Wentsel CFA, CFP®

Mr. Wentsel has been an Independent Trustee of the Trust since January 1, 2019. Mr. Wentsel served as an Interested Trustee of the Trust from November 30, 2006 – December 31, 2018. Mr. Wentsel has been the President of Wentsel Wealth Management, LLC since November, 2016. From February 2014 to May 2016, Mr. Wentsel served as Chief Investment Officer, Americas for Morningstar’s Investment Management group which includes Morningstar Investment Management LLC, the Morningstar Portfolios’ investment sub-adviser. Prior to February, 2014, Mr. Wentsel was Vice President and Senior Portfolio Manager of Morningstar Investment Management LLC. Mr. Wentsel has over 30 years of investment industry experience. Prior to joining Morningstar, Mr. Wentsel was an Executive Director with Van Kampen Investments from 2000-2005 and also worked for 13 years at Scudder Kemper Investments. Mr. Wentsel has a Masters of Business Administration degree from the University of Chicago Booth School of Business and a Bachelor of Arts in Economics from the University of Illinois. Mr. Wentsel is a Certified Financial Planner™ practitioner and a Chartered Financial Analyst professional. He was nominated to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Robert McClure

Mr. McClure joined SS&C ALPS Advisors in January 2020 and serves as a Director of Research. In this role, Mr. McClure is responsible for investment manager research and oversight as well as sales and distribution support and new product development. Prior to joining ALPS, Mr. McClure served for five years as Client Portfolio Manager at Oppenheimer Funds, where he worked closely the firm’s distribution organization to represent Oppenheimer’s domestic value equity team with external clients. Prior to joining Oppenheimer Funds, Mr. McClure spent 17 years as a Director in the HOLT division at Credit Suisse in New York, where he led a team focused on providing HOLT’s proprietary corporate performance and valuation platform to hedge funds, mutual funds and pension funds. Mr. McClure holds a Bachelor of Arts degree in Economics from the University of Illinois at Urbana-Champaign and a Master of Business Administration from Loyola University-Chicago.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolios rests with the Trustees. The Trust has engaged ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Morningstar Portfolios, Morningstar Investment Management LLC (the “Sub-Adviser”), to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board appointed Mr. Deems, an Independent Trustee, to serve in the role of Chairman in July 2017. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. As an Independent Trustee, the current chairman also serves as a spokesperson and principal point of contact for the other Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees; developing the agenda of each meeting; and chairing the meetings of the Independent Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.

The Board believes that its current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that seeks to enhance effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Portfolios’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Trust. The Board also believes that the current number of Independent Trustees is appropriate and in the best interest of the Portfolios’ shareholders. Nevertheless, the Board also believes that having one or more interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process.

Risk oversight forms part of the Board’s general oversight of each Portfolio and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Portfolios, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Trust management, the Adviser, the Sub-Adviser, the Portfolios’ Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Portfolios regarding risks faced by the Portfolios. The Board, with the assistance of Trust management and the Adviser and, with respect to the Morningstar Portfolios, the Sub-Adviser, reviews investment policies and risks in connection with its review of each Portfolio’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolios and its principal service providers. In addition, as part of the Board’s periodic review of the Portfolios’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Trust’s Board of Trustees has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

The Audit Committee meets periodically with the Trust’s officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters. Members of the Audit Committee are currently Messrs. Deems (Chairperson) and Wentsel. Mr. Deems is an “audit committee financial expert.” During the fiscal year ended December 31, 2025, the Audit Committee convened three meetings.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees (including considering written nominations from shareholders delivered to the Secretary of the Trust at 1290 Broadway, Suite 1000, Denver, CO 80203) of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Governance Committee are currently Messrs. Deems and Wentsel (Chairperson). During the fiscal year ended December 31, 2025 the Nominating and Governance Committee convened twice.

At the present time there are no other standing committees of the Trust’s Board of Trustees. The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2025, the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio.

INDEPENDENT TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy Deems		None
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS | Alerian Energy Infrastructure Portfolio	None
ALPS Global Opportunity Portfolio	None
Scott Wentsel		None
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS | Alerian Energy Infrastructure Portfolio	None
ALPS Global Opportunity Portfolio	None

INTERESTED TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert McClure		None
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS | Alerian Energy Infrastructure Portfolio	None
ALPS Global Opportunity Portfolio	None

Remuneration of Trustees

Effective January 1, 2026, each Independent Trustee receives an annual retainer of $40,000. In addition, each Independent Trustee receives a per meeting fee of $5,000, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. To the extent that there is a standalone Audit Committee meeting held not in connection with a Board meeting, each member of the Audit Committee shall receive a per meeting fee of $3,500 and reimbursement for all reasonable out-of-pocket expenses relating to attendance at such meeting. The Chairman of the Board, Audit Committee Chairman, and Nominating Committee Chairman receives an additional annual retainer of $15,000, $7,500, and $3,000 respectively. Prior to January 1, 2026, each Independent Trustee received an annual retainer of $36,000.

The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2025:

Name of Person/Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trusts Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Portfolio Complex(1)
Jeremy W. Deems	$82,000	$0	$0	$466,500
David M. Swanson(2)	$33,000	$0	$0	$33,000
Scott Wentsel	$61,000	$0	$0	$61,000

(1)	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, or any affiliate of the foregoing, provides investment advisory services.
(2)	Effective June 3, 2025, David Swanson retired as Trustee of the Trust.

No employee of the Adviser, Sub-Adviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser. The Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). Located in Denver, Colorado, ALPS Holdings, a wholly owned subsidiary of SS&C Technologies Holdings, Inc., is the parent of the Adviser and its affiliates ALPS Portfolio Solutions Distributor, Inc., as further described under the heading “The Distributor”, and ALPS Fund Services, Inc. as further described under the heading “Fund Administration”. ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1000, Denver, CO 80203. Erich Rettinger is an officer of the Adviser and President of the Trust and Matthew Sutula is an officer of the Adviser and Chief Compliance Officer of the Trust.

Advisory Agreement. Under the terms of each Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act, and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved sub-advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

Morningstar Portfolios

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.45% of the average net assets of each Morningstar Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Morningstar Portfolio’s shares.

Investment Sub-Adviser. Morningstar Investment Management LLC (“Sub-Adviser”) is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), the Sub-Adviser is a registered investment adviser located in Chicago, Illinois that provides advisory services including discretionary management. Total assets under management in accounts where the Sub-Adviser has discretionary authority were approximately $72.0 billion as of December 31, 2025.

Sub-Advisory Agreement. Under the terms of the Investment Sub-Advisory Agreement between the Trust, the Adviser, and the Sub-adviser with respect to the Morningstar Portfolios (the “Morningstar Sub-Advisory Agreement”), the Sub-Adviser is responsible for recommending a continuous investment allocation program for the Morningstar Portfolios in accordance with each Morningstar Portfolio’s investment objectives, policies and restrictions as stated in such Morningstar Portfolio’s Prospectus. As compensation for such services, the Sub-Adviser receives from the Adviser an annual Sub-Adviser management fee (the “Sub-Adviser Management Fee”), payable monthly, for the performance of its services. The annual Sub-Adviser Management Fee is equal to 0.15% of the average net assets of the Morningstar Portfolio. The Sub-Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement between the Adviser and the Sub-Adviser, for the benefit of Morningstar Portfolio, the Adviser and Sub-Adviser agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.53% of the Class I or Class II shares average daily net assets through April 29, 2027. The Adviser and Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses each has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses was deferred.

A discussion regarding the Board of Trustees’ basis for approving the Morningstar Portfolios’ Advisory and Sub-Advisory Agreements with respect to each Morningstar Portfolio will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2025.

Alerian Portfolio

As compensation for its services to the Alerian Portfolio, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of such services. The annual Adviser Management Fee is equal to 0.70% of the average net assets of the Alerian Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. The Adviser has contractually agreed to waive the management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (exclusive of distribution and/or service (12b-1) fees, shareholder service fees, acquired fund fees and expenses brokerage commissions, taxes and extraordinary expenses) do not exceed a maximum of 0.80% of either Class I or Class III shares average daily net assets through April 29, 2027. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. The Portfolio’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Alerian Portfolio will be available in the Portfolio’s semi-annual shareholder report for the period ended June 30, 2025.

Global Opportunity Portfolio

As compensation for its services to the Portfolio, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.90% of the average net assets of the Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement with the Adviser for the benefit of the Portfolio, the Adviser agrees to waive certain fees it is entitled to receive from the Portfolio. Specifically, the Adviser agrees to reimburse Portfolio expenses and/or waive a portion of the investment advisory and other fees that the Adviser is entitled to receive to the extent necessary such that Total Annual Fund Operating Expenses (excluding distribution and/or service (Rule 12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.95% of the Portfolio’s Class I or Class III shares average daily net assets through April 29, 2027. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the letter agreement described above to the extent that the Portfolio’s expenses in later periods fall below the annual rates set forth in the above-described agreement or in previous letter agreements. The Portfolio’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Portfolio will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expenses were deferred.

A discussion regarding the Board of Trustees’ basis for approving the Portfolio’s Advisory Agreement with respect to the Portfolio will be available in the Portfolio’s semi-annual shareholder report for the period ended June 30, 2025.

Advisory Fees

The following tables describe the advisory fees paid by each Portfolio since December 31, 2023, to the Adviser and the fee(s) waived, if any, by the Adviser for the last three fiscal periods.

Year Ended December 31, 2025

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Recoupment of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$130,275	$(28,332)	0	$101,943
Morningstar Income and Growth ETF Asset Allocation Portfolio	$228,732	$(19,047)	$0	$209,685
Morningstar Balanced ETF Asset Allocation Portfolio	$739,958	$0	$10,533	$750,491
Morningstar Growth ETF Asset Allocation Portfolio	$1,238,499	$0	$0	$1,238,499
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$946,816	$0	$15,039	$961,855
ALPS | Alerian Energy Infrastructure Portfolio	$898,939	$0	$2,080	$901,019
ALPS Global Opportunity Portfolio	$202,779	$(77,641)	$0	$125,138

Year Ended December 31, 2024

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Recoupment of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$129,954	$(38,706)	$0	$91,248
Morningstar Income and Growth ETF Asset Allocation Portfolio	$228,709	$(34,563)	$0	$194,146
Morningstar Balanced ETF Asset Allocation Portfolio	$731,685	$(2,504)	$0	$729,181
Morningstar Growth ETF Asset Allocation Portfolio	$1,164,031	$0	$0	$1,164,031
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$848,467	$(1,789)	$5,526	$852,204
ALPS | Alerian Energy Infrastructure Portfolio	$894,401	$(11,103)	$0	$883,298
ALPS Global Opportunity Portfolio	$229,236	$(66,243)	$0	$162,993

Year Ended December 31, 2023

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Recoupment of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$131,785	$(37,278)	$0	$94,507
Morningstar Income and Growth ETF Asset Allocation Portfolio	$241,085	$(34,803)	$0	$206,282
Morningstar Balanced ETF Asset Allocation Portfolio	$692,490	$(8,029)	$0	$684,461
Morningstar Growth ETF Asset Allocation Portfolio	$1,031,561	$0	$0	$1,031,561
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$700,634	$(11,998)	$5,244	$693,880
ALPS | Alerian Energy Infrastructure Portfolio	$785,356	$(38,215)	$0	$747,141
ALPS Global Opportunity Portfolio	$203,290	$(53,350)	$0	$149,940

PORTFOLIO MANAGERS

The following tables summarize the other investment activities of each portfolio manager of the Portfolios, including the portfolio managers of each Sub-Adviser (each, a “Portfolio Manager”). All asset numbers in the table are in millions.

Morningstar Portfolios (as of December 31, 2025)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Steve Tagarov	0	$0	0	$0	0	$0
Jared Watts	0	$0	0	$0	0	$0

As of December 31, 2025, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Alerian Portfolio (as of December 31, 2025, unless otherwise noted)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in billions)	Number of Accounts Managed	Total Assets Managed (in billions)	Number of Accounts Managed	Total Assets Managed (in billions)
Ryan Mischker	26	$19.94	0	$0	0	$0
Charles Perkins*	26	$19.94	0	$0	0	$0

As of December 31, 2025, no accounts managed by the Portfolio Manager in the above table had an advisory fee based solely on investment performance of the accounts.

Global Opportunity Portfolio (as of December 31, 2025)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Andrew Drummond	1	$51.04	0	$0	0	$0

As of December 31, 2025, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Description of Material Conflicts of Interest

Morningstar Portfolios

An affiliate of the Trust’s distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor for several ETFs. It is possible that these ETFs could be used in the Portfolios. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ETFs. See also “Additional Information About Investment Strategies — Limitations on Investments in Underlying ETFs” above. The Sub-Adviser, Morningstar Investment Management LLC (“Sub-Adviser”) is a wholly owned subsidiary of Morningstar, Inc. As part of its overall operation, Morningstar and its subsidiaries (including Morningstar Research Services LLC) are engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar, Inc. and its affiliates (in this paragraph, collectively “Morningstar”) could be providing ratings and analysis on products that are sub-advised by other business units within the firm. Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where the firm or its subsidiaries act as sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the Morningstar Portfolios will not receive written analyst commentary from Morningstar. However, the Morningstar Portfolios will receive a Morningstar RatingTM when they have track records of a sufficient length. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar Style BoxTM assignment is primarily based on quantitative characteristics of the underlying securities in the Portfolios. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit. A situation may occur where Sub-Adviser personnel will provide information to clarify style box assignment. However, the assignment process takes place independently from the Sub-Adviser business unit.

Morningstar, Inc. is also in the business of creating indices. ETFs have been created to track some of these indices including indices representing the Morningstar Style Boxes. An example would be the iShares Morningstar Large Value Index Fund. Morningstar receives a licensing fee from the ETF manufacturer based on the assets in these ETFs. While the Sub-Adviser does not anticipate regularly allocating to these ETFs in the Morningstar Portfolio, during certain times these ETFs may be included in the Morningstar Portfolio. If this situation arises, Morningstar will waive a portion of the index licensing fee equal to the portion of the licensing fee attributable to the assets of the Morningstar Portfolio invested in such ETF. See also “Additional Information About Investment Strategies – Limitations on Investments in Underlying ETFs” above.

Finally, the Sub-Adviser and other Morningstar business units act as adviser, sub-adviser or consultant on other portfolios or fund of funds products. These products invest in a variety of vehicles including actively managed funds, separate accounts, index funds, equities, fixed-income securities and ETFs. Also, the Sub-Adviser provides trading instructions to a custodian but does not do the actual trading in all of these cases. A conflict of interest may arise between the investment strategies of the Morningstar Portfolios and the other accounts managed by the Sub-Adviser, and by other Morningstar business units, and in particular, the other accounts managed by the Portfolio Managers.

Alerian Portfolio

Potential conflicts of interest may arise when the Portfolio’s Portfolio Manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Manager of the Portfolio.

The Adviser and the Portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of Portfolio Managers by assigning Portfolio Managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Global Opportunity Portfolios

Potential conflicts of interest may arise when the Portfolio’s Portfolio Manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Manager of the Portfolio.

The Adviser is the owner and manager of the Global Listed Private Equity Index (the “Index”). The Index is managed and re-balanced by a separate division within the Adviser. The Adviser has adopted policies and procedures designed to prevent information being shared between the division within the Adviser that manages the Index and the division that actively manages the Global Opportunity Fund during the quarterly re-balancing process of the Index.

The Adviser has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of Portfolio Managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Morningstar, Alerian and Global Opportunity Portfolios

Potential conflicts that could apply to one or more of the Portfolios include:

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the of the Securities Exchange Act of 1934 (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the Portfolio Manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the Portfolio Manager might be motivated to help certain funds and/or accounts over others. The Portfolio Manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Portfolio Manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Compensation Structure Disclosure

Morningstar Portfolios

The Sub-Adviser is responsible for the day-to-day management of the Morningstar Portfolios. Portfolio Managers and team members at the Sub-Adviser who are responsible for the day-to-day management of the Portfolios are paid a base salary, plus a discretionary bonus.

Alerian Portfolio

Ryan Mischker and Charles Perkins, who are also responsible for the day-to-day management of the Alerian Portfolio, are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker and Mr. Perkins is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonuses for Mr. Mischker and Mr. Perkins is discretionary and is not based specifically on portfolio performance.

Global Opportunity Portfolio

Andrew Drummond is paid a fixed base salary plus a discretionary bonus, which is based on a variety of factors. Portfolio manager compensation is reviewed and may be modified as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

Ownership of Securities

The table below identifies ownership in the Portfolios by each Portfolio Manager:

ALPS| Alerian Energy Infrastructure Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2025)
Ryan Mischker	None
Charles Perkins	None
Morningstar Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2025)
Jared Watts	None
Steve Tagarov	None
ALPS Global Opportunity Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2025)
Andrew Drummond	None

THE DISTRIBUTOR

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the principal underwriter and national distributor for the shares of the Portfolios pursuant to a Distribution Agreement with the Trust dated as of April 16, 2018 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Portfolio’s shares is continuous. The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. In addition, the Distributor is a wholly owned subsidiary of ALPS Holdings, which is a wholly owned subsidiary of SS&C Technologies Holdings, Inc. The Distribution Agreement provides that, unless sooner terminated, it will continue until two years from the date of the Distribution Agreement and shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, II and Class III shares, respectively (the “12b-1 Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with those activities intended to result in the sale of Portfolio shares, advertising, compensation of financial intermediaries, sales personnel, and/or payment for personal service provided to the shareholder. Under the Class I Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other intermediaries that provide those services. The Board of Trustees has currently authorized such payments for the Class I Portfolios.

Class II and III Distribution Plans

The Class II and III shares have each adopted a Distribution Plan (the “Class II and III Distribution Plans”) that permits the use of each Portfolio’s assets to compensate the Distributor for its services in distributing shares and/or on-going shareholder liaison services.

Under the Class II and III Distribution Plans, the Distributor receives an amount equal to 0.25% of the average annual net assets of the Class II or III shares, as applicable, of each Portfolio. All or a portion of the fees paid to the Distributor under the Class II and III Distribution Plans will, in turn, be paid to certain financial intermediaries as compensation for distribution related activities and/or providing ongoing shareholder liaison services. On-going shareholder liaison services generally include responding to shareholder inquiries, directing said shareholders’ communications, account balance maintenance and other information on their investments.

Because the fees paid under the Class II and III Distribution Plans are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. For the reporting period ended December 31, 2025, the following table shows the 12b-1 fees that were collected for the Class II shares of each Portfolio:

Portfolio	Advertising and Literature	Printing and Postage	Compensation to Underwriter	Compensation to Broker-Dealers	Compensation to Sales Personnel	Total Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$0	$0	$55,336	$0	$0	$55,336
Morningstar Income and Growth ETF Asset Allocation Portfolio	$0	$0	$99,799	$0	$0	$99,799
Morningstar Balanced ETF Asset Allocation Portfolio	$0	$0	$297,264	$0	$0	$297,264
Morningstar Growth ETF Asset Allocation Portfolio	$0	$0	$322,323	$0	$0	$322,323
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$0	$0	$147,508	$0	$0	$147,508

For the reporting period ended December 31, 2025, the following table shows the 12b-1 fees that were collected for the Class III shares of the Portfolios:

Portfolio	Advertising and Literature	Printing and Postage	Compensation to Underwriter	Compensation to Broker-Dealers	Compensation to Sales Personnel	Total Fees
ALPS | Alerian Energy Infrastructure Portfolio	$0	$0	$296,571	$0	$0	$296,571
ALPS Global Opportunity Portfolio	$0	$0	$42,050	$0	$0	$42,050

The Class II and III Distribution Plans also recognize that the Adviser and Subadviser(s) (as applicable) may use their current profits, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Class I and III Shareholder Services Plans

The ALPS | Alerian Energy Infrastructure Portfolio and the ALPS Global Opportunity Portfolio have each adopted non 12b-1 shareholder services plans (each, a “Services Plan”) with respect to each Portfolio’s Class I and Class III shares. Under the Services Plans, each Portfolio is authorized to pay certain financial intermediaries (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% or 0.25% of the average daily net asset value of the Class I and Class III shares of each Portfolio, respectively, in each case attributable to or held in the name of a Participating Organization. The fee is compensation for providing some or all of the following services: (i) establishing and maintaining accounts and records for each beneficial shareholder; (ii) aggregating and processing of beneficial shareholders’ orders; (iii) processing dividend and other distribution payments on behalf of beneficial shareholders; (iv) preparing tax reports or forms on behalf of beneficial shareholders; (v) forwarding communications from the Portfolios to beneficial shareholders; and (vi) such other services as may be reasonably related to the foregoing or otherwise authorized under the Services Plans. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities shall be reimbursed to the Portfolio as soon as reasonably practicable. In addition to the Services stated above, Participation Organizations shall perform some or all of the additional shareholder services on behalf of shareholders that hold Class III shares (“Class III Features”): (i) lifetime income options; (ii) living benefit protection options; (iii) death benefit protection options; (iv) tax-free exchanges and transfers; (v) tax-deferred earnings; (vi) additional regulatory oversight; and (vii) other Class III Features mutually agreed to between the Trust and the Participating Organizations.

For the reporting period ended December 31, 2025, the following table shows the shareholder services fees that were collected for the Class I and Class III shares of the following Portfolios, respectively:

Portfolio	Class I	Class III
ALPS | Alerian Energy Infrastructure Portfolio	$11,687	$296,571
ALPS Global Opportunity Portfolio	$1,366	$42,050

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company. No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to certain financial intermediaries that purchase shares of the Portfolios or provide other services. These forms of compensation sometimes are referred to as “revenue sharing.” Such payments are in addition to any Distribution Plan Fees, Shareholder Services Fees or other administration Fees paid by the Portfolios. These additional payments may be made to certain financial intermediaries, including affiliates of the financial intermediaries that provide some or all the following services sub-administration, recordkeeping and/or sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent.

Revenue sharing may also be paid to certain financial intermediaries for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. In some cases, these payments may create an incentive for an investment professional to recommend a Portfolio to you. Please contact your financial intermediary for details about any payments it may receive in connection with the purchase of a Portfolio or the provisions of services to shareholders of the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable securities laws and regulations, as periodically amended.

FUND ADMINISTRATION

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, is a wholly owned subsidiary of ALPS Holdings. As discussed above, ALPS Holdings is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., and the parent of the Adviser and the Distributor. AFS serves as Administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. ALPS receives an annual fee paid on a monthly basis.

FUND TRANSFER AGENT

AFS, whose principal business address is shown above, also serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities for the Morningstar Portfolios, the Alerian Portfolio, and the Global Opportunity Portfolio are placed on behalf of the respective Portfolio by Adviser. With respect to the Morningstar Portfolios, such orders are based on instructions given by Morningstar Investment Management LLC (a “Sub-Adviser”), pursuant to authority contained in each Morningstar Portfolio’s Advisory and Sub-Advisory Agreements. With respect to the Global Opportunity Portfolio, orders for the purchase or sale of securities are placed on behalf of the Global Opportunities Portfolio by the Adviser. The Adviser is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser or Sub-Adviser considers various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Adviser’s or Sub-Adviser’s transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Adviser or Sub-Adviser, or their affiliates, exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Adviser or Sub-Adviser in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser or Sub-Adviser in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Adviser’s or Sub-Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts. Such research is used by the Adviser or Sub-Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Adviser or Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Adviser or Sub-Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser or Sub-Adviser is authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Alerian Portfolio may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy infrastructure company securities and experience in the energy infrastructure market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Adviser to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Trustees periodically review the Adviser’s and Sub-Adviser’s performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s Adviser or Sub-Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Adviser or Sub-Adviser outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

For the period January 1, 2025 through December 31, 2025, the Portfolios did not pay any commission to brokers who were affiliated with the Trust, the Adviser, any Sub-Advisers or Distributor, or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Portfolio for the periods ended December 31, 2025, December 31, 2024 and December 31, 2023.

Portfolio	Period Ended 12/31/25	Period Ended 12/31/24	Period Ended 12/31/23
Morningstar Conservative ETF Asset Allocation Portfolio	$1,023	$1,786	$3,043
Morningstar Income and Growth ETF Asset Allocation Portfolio	$1,234	$7,025	$5,478
Morningstar Balanced ETF Asset Allocation Portfolio	$5,431	$16,275	$15,285
Morningstar Growth ETF Asset Allocation Portfolio	$10,872	$14,159	$21,471
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$8,443	$14,149	$15,187
ALPS | Alerian Energy Infrastructure Portfolio	$20,530	$45,756	$25,136
ALPS Global Opportunity Portfolio	$5,778	$5,237	$4,643

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows the holders of record of 5% or more of each outstanding class of shares of the Portfolios as of March 9, 2026.

Class I

Shareholder	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Benefit Trust Company PO Box 4272, Suite 1200, 6th Floor Saint Paul, Minnesota 55164	100.00%	100.00%	100.00%	100.00%	100.00%

Shareholder	ALPS | Alerian Energy Infrastructure Portfolio	ALPS Global Opportunity Portfolio
Benefit Trust Company 8515 E. Orchard Rd. DEPT 1339 Greenwood Village, CO 80111	--	19.21%
Benefit Trust Company PO Box 4272, Suite 1200, 6th Floor Bellevue, WA 98004	11.56%	--
Lincoln National Life Insurance Attn: SAFO 1H-05 1301 S. Harrison St. Fort Wayne, IN 46802	26.66%	80.79%
Ameriprise Financial Services, LLC 50081 Ameriprise Financial Center Minneapolis, MN 55474	61.77%	--

Class II

Shareholder	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Security Benefit Life Insurance Company One Security Benefit Place Topeka, KS 66636	14.13%	5.37%	11.54%	5.53%	--
Nationwide Financial Services, Inc. 1 Nationwide Plaza Columbus, OH 43215	26.50%	17.58%	19.41%	11.63%	24.98%
Benefit Trust Company PO Box 4272,Suite 1200, 6th Floor Saint Paul, Minnesota 55164	44.49%	36.65%	39.10%	47.24%	52.98%
SE2 PO BOX 8027 Boston, MA 02266	--	25.55%	16.53%	13.14%	13.44%
Augustar Life Insurance Company PO BOX 237 Cincinnati, OH 45201	6.12%	--	--	--	--
Great American Plan Administrators Attn: Athena Purdon P.O. Box 5420 Cincinnati, OH 45201	8.51%	11.58%	8.41%	16.02%	--

Class III

Shareholder	ALPS | Alerian Energy Infrastructure Portfolio	ALPS Global Opportunity Portfolio
Ameriprise Financial Services Inc. 50081 Ameriprise Financial Center Minneapolis, MN 55474	58.02%	--
Midland National Life Insurance Co. 4350 Westown Pkwy West Des Moines, IA 50266	5.90%	10.73%
Lincoln National Life Insurance Attn: SAFO 1H-05 1301 S. Harrison St. Fort Wayne, IN 46802	20.76%	44.67%
Nationwide Financial Services, Inc. 1 Nationwide Plaza Columbus, OH 43215	11.84%	9.06%
AXA Equitable Life Insurance Company 1290 Avenue of the Americas FL16 New York, NY 10104	--	5.97%
Talcott Resolution Life Insurance Company 1 American Row Hartford, CT 06103	--	5.45%
Equitable Financial Life Insurance Company SA #70A 1345 Avenue Of The Americas New York NY 10105-0302	--	10.98%

The person or organizations listed above owning 25% or more of the outstanding shares of the Portfolios may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those entities would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholder of such Portfolio. Insofar as the Trust is aware, as of March 9, 2026, no person owned, beneficially or of record, more than 25% of the outstanding shares of the Portfolios, except for (1) Benefit Trust Company, with respect to all of the Morningstar Portfolios - Class I and Class II (2) Lincoln National Life Insurance, with respect to ALPS | Alerian Energy Infrastructure Portfolio - Class I, ALPS Global Opportunity Portfolio - Class I, ALPS Global Opportunity Portfolio - Class III, (3) Ameriprise Financial Services, LLC with respect to, ALPS | Alerian Energy Infrastructure Portfolio - Class I and Class III, (4) SE2, with respect to Morningstar Income and Growth ETF Asset Allocation Portfolio- Class II, and (5) Nationwide Financial Services, Inc. with respect to Morningstar Conservative ETF Asset Allocation Portfolio – Class II. Each of these entities is believed to hold its shares of the Portfolios as nominee for the benefit of its clients.

As of March 9, 2026, the officers and directors as a group own less than 1% of the outstanding class of shares of each Portfolio.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by adding the value of the Portfolio’s investments, cash and other assets (including accrued interest), deducting liabilities (including accrued expenses), and then dividing that value by the total number of the shares outstanding of the Portfolio. Each determination will be made:

●	by valuing portfolio securities, including Exchange-Traded Funds, Exchange-Traded Notes, open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price;

●	by valuing shares of an open-end investment company that are at that investment company’s net asset value per share;

●	by valuing portfolio securities for which a quote is readily available at the last quoted price;

●	by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

●	by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. The NYSE is ordinarily open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Juneteenth, National Independence Day, Labor Day, Thanksgiving and Christmas.

In calculating net asset value, portfolio securities listed on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign security valuations initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact the Portfolio’s net asset value determination. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of Portfolio securities, these securities may be valued at their fair value as determined in good faith by the valuation designee.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

DISTRIBUTIONS AND FEDERAL INCOME TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. The Portfolios typically pay capital gains and income dividends annually. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

Variable annuity contract investors, variable life insurance contracts investors and qualified pension and retirement plan investors are generally not currently taxed on distributions paid by each Portfolio.

If the net asset value of shares is reduced below a taxable investor’s cost as a result of a distribution of earnings by each Portfolio, such distribution generally will be taxable to a taxable investor even though it economically represents a return of invested capital. Taxable investors should be careful to consider the tax implications of buying shares of each Portfolio just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

RETURN OF CAPITAL DISTRIBUTIONS. A portion of the Alerian Portfolio’s distributions are expected to consist of a return of capital rather than a distribution of profits. Shareholders in the Alerian Portfolio who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Alerian Portfolio when, in fact, they are not. Shareholders should not assume that the source of the distributions is from net profits of the Alerian Portfolio.

TAXATION OF THE PORTFOLIOS. Each Portfolio intends to be treated as a separate entity for U.S. federal income tax purposes and to qualify as a “regulated investment company” (a “RIC”) under the provisions of Subchapter M of the Code. As a result, each Portfolio expects that it will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders. Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement to avoid a nondeductible excise tax imposed by Section 4982 of the Code. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies (or their affiliates) held in connection with variable contracts. For any calendar year in which a Portfolio does not qualify for this exemption, the Portfolios intend to make distributions in accordance with the calendar year distribution requirements, and therefore the Portfolios do not expect to be subject to this excise tax.

If any of the Portfolios fails to qualify as a RIC, such Portfolio will be treated as a C corporation for U.S. federal income tax purposes, and be subject to federal, and potentially state, corporate income taxes on its taxable income and gains. Furthermore, distributions to such Portfolio’s shareholders would constitute ordinary dividend income to the extent of such Portfolio’s earnings and profits, and insurance policy and product holders could be subject to tax on distributions received with respect to Portfolio shares. In addition, as discussed below, the failure of a Portfolio to qualify as a RIC would cause such Portfolio to fail to satisfy the diversification requirements applicable to variable annuity contracts and variable life insurance policies, which would have tax consequences to the holders thereof.

VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS. Section 817(h) of the Code and the Treasury Regulations promulgated thereunder impose certain diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with such diversification requirements. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations thereunder place certain limitations on the proportion of each Portfolio’s assets that may be represented by a single investment or by securities issued by a single issuer. A contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying RIC investments satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations thereunder.

In determining whether a separate account is adequately diversified, the separate account can look through to the assets of the RIC in which it has invested, provided that such RIC's beneficial interests are held wholly by the separate accounts of insurance companies, qualified pension or retirement plans or certain other types of holders as specified in Treasury Regulations, and that is accessible to the public solely through the purchase of variable contracts. The Trust intends for each of the Portfolios to qualify for the foregoing look-through rule.

The Treasury Regulations under Section 817(h) of the Code require the Portfolios’ assets to be diversified so that no single investment (which includes all securities of the issuer) represents, as of the end of each calendar quarter or within 30 days thereafter, more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to RICs and not more than 55% of its assets constitute cash, cash items, government securities and securities of other RICs.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.

For purposes of satisfying the diversification requirements of Section 817(h) of the Code, IRS Revenue Procedure 2018-54 allows RICs to treat mortgage-backed securities issued on a to-be-announced basis as issued by FNMA or FHLCM in accordance with pre-announced ratios.

The failure of any Portfolio to qualify as a RIC or to satisfy the diversification requirements under Section 817(h) of the Code could result in taxation of the applicable insurance companies’ separate accounts for variable life insurance policies and variable annuity contracts that own interests in the Portfolios, and could have tax consequences to the holders thereof.

REITs. For taxable accounts, distributions paid by a Portfolio that are reported as “section 199A dividends” may be taxed to individual and other noncorporate taxpayers at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied. Distributions paid by a Portfolio that are eligible to be treated as section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Portfolio for the year from REITs, or from Underlying ETFs that invest in REITs, reduced by the Portfolio’s allocable expenses.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolios. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of a Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Contract prospectus accompanying the Prospectus.

PROXY VOTING POLICIES AND PROCEDURES

With respect to each Portfolio, the Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. Portfolio policies and procedures are used in determining how to vote proxies relating to fund securities. A copy of the Adviser’s and each respective Sub-Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI. A summary of proxies voted by the Portfolio for the most recent 12 month period ending June 30 is available without a charge, upon request, by contacting your insurance company or plan sponsor, on the Trusts’ website at www.alpsfunds.com, and filed on Form N-PX on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser, Sub-Adviser, and the Distributor have each adopted a Code of Ethics. These policies permit personnel of such entities to purchase and sell securities held by the Portfolio, subject to certain policies that govern personal investing. These Codes of Ethics have been filed with the SEC as exhibits to the Trust’s registration statement.

CUSTODIAN

State Street Bank and Trust Company, located at One Congress Street, Suite 1, Boston, MA, 02114 (the “Custodian”), serves as the custodian for the Portfolios. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Portfolios and, in such capacity, is the registered owner of securities in book-entry form belonging to the Portfolios. Upon instruction, the Custodian receives and delivers cash and securities of the Portfolios in connection with Portfolios’ transactions and collects all dividends and other distributions made with respect to portfolio securities. The Custodian also maintains certain accounts and records of the Portfolios.

INDEX PROVIDER

VettaFi LLC ("VettaFi") (formerly, GKD Index Partners LLC d/b/a Alerian) is the index provider for the Alerian Portfolio (“Index Provider”). VettaFi is an independent company that provides objective market information, and is a leader of energy infrastructure and MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. VettaFi has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Alerian Portfolio. The Adviser pays licensing fees to VettaFi from the Adviser’s management fees or other resources.

VettaFi uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.vettafi.com.

LICENSE AGREEMENT AND DISCLAIMERS

The information contained herein regarding the Index was provided by the Index Provider.

Shares of the Alerian Portfolio are not sponsored, endorsed, sold, or promoted by VettaFi. VettaFi makes no representation or warranty, express or implied, to the owners of the Shares of the Alerian Portfolio or any member of the public regarding the advisability of trading in the product(s). VettaFi has no obligation to take the needs of the Adviser (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Alerian Portfolio into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Alerian Portfolio to be listed or in the determination or calculation of the equation by which the Shares of the Alerian Portfolio are to be converted into cash. VettaFi has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Alerian Portfolio.

VettaFi does not guarantee the accuracy and/or the completeness of the Index or any data included therein and VettaFi shall have no liability for any errors, omissions, or interruptions therein. VettaFi makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Alerian Portfolio, or any other person or entity from the use of the Index or any data included therein. VettaFi makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall VettaFi have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between VettaFi and Licensee.

The Alerian Midstream Energy Select Index (the “Index”) is the exclusive property of VettaFi, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Alerian Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to VettaFi with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Alerian Portfolio or the timing of the issuance or sale of the Alerian Portfolio or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Alerian Portfolio. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, served as the Portfolios’ independent registered public accounting firm. The independent registered public accounting firm audited the annual financial statements for the Portfolios and provided other audit related services. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services, as requested.

LEGAL COUNSEL

Davis Graham & Stubbs LLP, 1550 3400 Walnut Street, Suite 700, Denver, Colorado 80205 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the December 31, 2025 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Report have been audited by Cohen & Company, Ltd., an independent registered public accounting firm whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Trust at the address or number on the front page of this Statement of Additional Information. For periods prior to and including the fiscal year ended December 31, 2022, the Portfolios' financial statements were audited by another independent registered public accounting firm.

APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

With respect to investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to ALPS Advisors, Inc. (“AAI”) as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors.

Voting Delegated to Sub-Advisers

If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise. In addition, proxy voting authority may be delegated to AAI where it serves as the Funds’ sub-adviser.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F) of the 1940 Act, and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;

●	the security represents a significant holding and whether the security is considered a long-term holding; and

●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, but are not limited to:

i.	Providing input and/or recommendations on the vote direction on proposals where special or individual consideration is requested;

ii.	review periodically these Proxy Voting Policy and Procedures to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy . Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will submit to AAI’s Compliance Department the proposed proxy vote(s) and a written explanation of the reason(s) for voting in a manner that differs from the predetermined proxy Voting Guidelines.

A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer.

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Portfolio Manager(s) determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration. In such situations, ISS will vote based on the direction of the client, Portfolio Manager(s) or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Proxy Advisory Firm Oversight

i.	Initial Assessment

In selecting a third-party proxy advisory firm, AAI will perform an initial due diligence review to ensure that voting determinations are made in the best interests of AAI clients and in accordance with these policies and procedures. AAI’s review will include, but is not limited to, assessing:

●	The necessary resources to fulfill the proxy voting responsibilities;

●	Policies and procedures with respect to obtaining issuer and client input on proxy voting policies; and

●	Transparency regarding voting recommendations and research methodologies.

ii.	Ongoing Reviews

In addition to the initial evaluation of a proxy advisory firm, AAI will conduct ongoing assessments of the proxy advisory firm’s business. Such reviews will occur at periodic intervals and will include, but are not limited to:

●	Summary of material changes, if any, to the proxy advisory firm’s business and how such changes impact the services provided to AAI and its clients;

●	Methodology updates to guidelines and voting recommendations; and

●	Disclosure of conflicts of interest.

f.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

g.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

h.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

i.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines and such voting recommendations are based on accurate and complete information; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

j.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

k.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark proxy voting guidelines. AAI will apply the most appropriate guidelines to ensure proxy votes are voted consistent with proxy voting policies and procedures and in the best interests of clients.

ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT NUMBER		DESCRIPTION
(a)	(i)	Declaration of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.
	(ii)	Amendment to Declaration of Trust, dated April 30, 2013 is incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 10 as filed with the Commission on April 5, 2013.
	(iii)	Amendment to Declaration of Trust, dated March 3, 2021, is incorporated by reference to Exhibit (a)(iii) to Post-Effective Amendment No. 45 as filed with the Commission on March 31, 2021.
	(iv)	Certificate of Trust dated July 26, 2000 is incorporated by reference to Exhibit (a)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.
	(v)	Certificate of Amendment to Certificate of Trust, dated April 30, 2013 is incorporated by reference to Exhibit (a)(iv) to Post-Effective Amendment No. 10 as filed with the Commission on April 5, 2013.
(b)	(i)	Bylaws of the Trust dated July 26, 2000 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.
	(ii)	Amendment to Bylaws of the Trust, dated April 30, 2013 is incorporated by reference to Exhibit (b)(ii) to Post-Effective Amendment No. 10 as filed with the Commission on April 5, 2013.
(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust dated July 26, 2000, as amended (incorporated herein by reference to Exhibit (a) hereto) and Article 2 of the Bylaws, as amended (incorporated herein by reference to Exhibit (b) hereto).
(d)	(i)	Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. dated May 31, 2018, is incorporated by reference to Exhibit (d)(i) to Post-Effective Amendment No. 41 as filed with the Commission on March 29, 2019.
	(ii)	Investment Sub-Advisory Agreement among the Trust, ALPS Advisors, Inc., and Morningstar Investment Management, LLC dated May 31, 2018, with respect to the Morningstar ETF Asset Allocation Portfolios, is incorporated by reference to Exhibit (d)(iv) to Post-Effective Amendment No. 41 as filed with the Commission on March 29, 2019.
(e)	(i)	Distribution Agreement between the Trust and ALPS Portfolio Solutions Distributor, Inc., dated May 31, 2018, is incorporated by reference to Exhibit (e)(i) to Post-Effective Amendment No. 41 as filed with the Commission on March 29, 2019.
	(ii)	Form of Participation Agreement, is incorporated by reference to Exhibit (e)(vi) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
	(iii)	Form of Amendment to Participation Agreement, is incorporated by reference to Exhibit (e)(vii) to Post Effective No. 33 as filed with the Commission on April 29, 2016.

	(iv)	Form of Services Agreement, is incorporated by reference to Exhibit (e)(viii) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
(f)		Not Applicable.
(g)	(i)	Custodian Agreement between the Trust and State Street Bank and Trust Company, dated December 9, 2013 is incorporated by reference to Exhibit (g)(i) to Post-Effective Amendment No. 12 as filed with the Commission on January 15, 2014.
	(ii)	Additional Series Letter, dated September 30, 2014, to the Custodian Agreement between the Trust and State Street Bank and Trust Company, dated December 9, 2013, with respect to the ALPS Global Opportunity Portfolio (f/k/a ALPS/Red Rocks Listed Private Equity Portfolio), is incorporated by reference to Exhibit (g)(iii) to Post-Effective Amendment No. 24 as filed with the Commission on September 30, 2014.
(h)	(i)	Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(i) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.
	(ii)	Amendment to Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., with respect to the ALPS Global Opportunity Portfolio (f/k/a ALPS/Red Rocks Listed Private Equity Portfolio), is incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 24 as filed with the Commission on September 30, 2014.
	(iii)	Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc., dated December 7, 2006 is incorporated by reference to Exhibit (h)(ii) to Post-Effective Amendment No. 1 as filed with the Commission on April 2, 2008.
	(iv)	Amendment to Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc., with respect to the ALPS Global Opportunity Portfolio (f/k/a ALPS/Red Rocks Listed Private Equity Portfolio), is incorporated by reference to Exhibit (h)(v) to Post-Effective Amendment No. 24 as filed with the Commission on September 30, 2014.
	(v)	Amendment, dated March 6, 2018, to the Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., is incorporated by reference to Exhibit (h)(xi) to Post Effective No. 39 as filed with the Commission on April 3, 2018.
	(vi)	Amendment to the Transfer Agency and Service Agreement between the Trust and ALPS Fund Services, Inc., is incorporated by reference to Exhibit (h)(vi) to Post Effective No. 46 as filed with the Commission on March 31, 2022.
	(vii)	Amendment to Fund Accounting and Administration Agreement between the Trust and ALPS Fund Services, Inc. is incorporated by reference to Exhibit (h)(vii) to Post Effective No. 46 as filed with the Commission on March 31, 2022.
	(viii)	Fee Waiver Letter Agreement among the Trust, ALPS Advisors, Inc. and Morningstar Investment Management, LLC, dated April 30, 2026, with respect to the Morningstar ETF Asset Allocation Portfolios, is filed herein.
	(ix)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc., dated April 30, 2026, with respect to the ALPS/Alerian Energy Infrastructure Portfolio, is filed herein.
	(x)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc., dated April 30, 2026, with respect to the Global Opportunity Portfolio, is filed herein.

	(xi)	Amended and Restated Class I Shareholder Servicing Plan, dated April 30, 2016, is incorporated by reference to Exhibit (h)(xviii) to Post-Effective Amendment No. 36 as filed with the Commission on January 30, 2017.
	(xii)	Amended and Restated Class III Shareholder Servicing Plan, dated April 30, 2016, is incorporated by reference to Exhibit (h)(xix) to Post-Effective Amendment No. 36 as filed with the Commission on January 30, 2017.
(i)		Opinion and Consent of Davis Graham & Stubbs LLP, is filed herein.
(j)		Consent of Cohen & Company, Ltd., is filed herein.
(k)		None.
(l)	(i)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc. dated February 23, 2007 is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 1 as filed with the Commission on March 14, 2007.
	(ii)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc. dated April 30, 2013 is incorporated by reference to Exhibit (l)(ii) to Post-Effective Amendment No. 10 as filed with the Commission on April 5, 2013.
	(iii)	Share Purchase Agreement between the Trust and ALPS Fund Services, Inc., with respect to the ALPS Global Opportunity Portfolio (f/k/a ALPS/Red Rocks Listed Private Equity Portfolio), is incorporated by reference to Exhibit (l)(v) to Post-Effective Amendment No. 24 as filed with the Commission on September 30, 2014.
(m)	(i)	Class I Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended April 30, 2016, is incorporated by reference to Exhibit (m)(i) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
	(ii)	Class I Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended April 30, 2017, is incorporated by reference to Exhibit (m)(ii) to Post Effective No. 37 as filed with the Commission on April 4, 2017.
	(iii)	Class II Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended April 30, 2016, is incorporated by reference to Exhibit (m)(ii) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
	(iv)	Class III Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended April 30, 2016, is incorporated by reference to Exhibit (m)(iii) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
	(v)	Class III Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended April 30, 2017, is incorporated by reference to Exhibit (m)(v) to Post Effective No. 37 as filed with the Commission on April 4, 2017.
(n)	(i)	Rule 18f-3 Plan, dated April 30, 2016, is incorporated by reference to Exhibit (n)(1) to Post Effective No. 33 as filed with the Commission on April 29, 2016.
(o)		Reserved.
(p)	(i)	Trust Code of Ethics, dated December 7, 2006 is incorporated by reference to Exhibit (p)(i) to Form N-1A Registration Statement as filed with the Commission on December 8, 2006.
(ii)

ALPS Holdings, Inc. Code of Ethics, applicable to ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributor, Inc., dated July 1, 2024, is incorporated by reference to Exhibit (p)(ii) to Post-Effective No. 49 as with filed with the Commission on March 31, 2025.

	(iii)	Morningstar Investment Management, LLC Code of Ethics, dated December 2019, is incorporated by reference to Exhibit (p)(iii) to Post Effective No. 43 as filed with the Commission on March 31, 2020.
(q)		Power of Attorney dated June 5, 2024, is incorporated by reference to Exhibit (q) to Post-Effective No. 49 as with filed with the Commission on March 31, 2025.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Article 8, Section 8.1 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any Trustee or officer. It states, in part, that no personal liability for any debt or obligation of the Trust shall attach to any Trustee of the Trust. Section 8.5 states that the Registrant shall indemnify any present or past Trustee, officer, employee, or agent of the Trust to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such trustee, director, officer, employee, or agent. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification, however, will not be provided in certain circumstances. These include, among others, instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular person involved.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

The business and other connections of the Adviser and its directors and officers are disclosed in the prospectus and statement of additional information.

ALPS Advisors, Inc.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	Not Applicable	Not Applicable
Rahul Kanwar	Authorized Representative	None	Fund Servicing
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	Vice President and Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jason White**	Secretary	Secretary, SS&C Technologies Holdings, Inc., Executive Vice President and Secretary, SS&C GIDS, Inc., Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., ALPS Fund Services, Inc.	Fund Servicing
Brian N. Schell	Vice President and Treasurer	Executive Vice President, Chief Financial Officer and Treasurer of SS&C Technologies Holdings, Inc., Executive Vice President and Treasurer of SS&C GIDS, Inc., Vice President and Treasurer, ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., ALPS Holdings, Inc., ALPS Fund Services, Inc.	Fund Servicing
Matthew Sutula	Chief Compliance Officer	Not Applicable	Not Applicable
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	Senior Vice President, General Counsel and Assistant Secretary of ALPS Portfolio Solutions Distributors, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., and ALPS Holdings, Inc.	Fund Servicing

Eric Theroff	Assistant Secretary	Assistant Secretary of ALPS Portfolio Solutions Distributors, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., and ALPS Holdings, Inc., and Vice President, General Counsel and Assistant Secretary of SS&C Technologies Holdings, Inc., SS&C GIDS, Inc.	Fund Servicing
Adam Girard	Tax Officer	Vice President of Corporate Tax, SS&C Technologies Holdings, Inc., Tax Officer, ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., ALPS Holdings, Inc., ALPS Fund Services, Inc.	Fund Servicing
Eric Hewitt	Co-CIO, Director, Research & Strategy	Not Applicable	Not Applicable
Alex Hagmeyer	Co-CIO, Director of Quantitative Research	Not Applicable	Not Applicable

*	The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1000, Denver, Colorado, 80203.
**	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

Morningstar Investment Management LLC

Name*	Position with Morningstar Investment Management, LLC	Other Business Connections	Type of Business
Daniel Needham	Co-President	Interested Trustee of the Morningstar Funds Trust board, President and Principal Executive Officer of the Morningstar Funds Trust.	Registered Open-End Management Investment Company under the Investment Company Act of 1940, as amended.
Sara Kasun-Fretz	Secretary and Chief Compliance Officer	None	Not Applicable.
Brock Johnson	Co-President, Global Retirement and Workplace Solutions	None	Not Applicable

Morningstar, Inc.	Sole Member	Parent company of Morningstar Investment Management LLC and various other subsidiaries.	Morningstar, Inc. is a global provider of independent investment research and offers an extensive line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar offers investment management services through its investment advisory subsidiaries. Other subsidiaries are research entities or credit rating organizations. The company has operations in 27 countries.

*	The principal business address for each of the Morningstar Investment Management representatives is: 22 W. Washington St., Chicago, IL 60602.

Item 32. Principal Underwriters

(a)	ALPS Portfolio Solutions Distributor, Inc. acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, Clough Funds Trust, Financial Investors Trust, and Select Sector SPDR Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)	Not Applicable.

Item 33. Location of Accounts and Records

(a)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records to be maintained by the Trust).

(b)	ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records relating to its function as distributor for each of the Trust’s Portfolios).

(c)	ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records relating to its function as transfer agent and fund accountant for each of the Trust’s Portfolios).

(d)	State Street Bank and Trust Company, One Congress Street, Boston, MA, 02114 (records relating to its functions as custodian for each of the Portfolio’s investment portfolios).

(e)	ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records relating to its functions as Adviser for each of the Portfolio’s investment portfolios).

(f)	Morningstar Investment Management, LLC, 22 W. Washington St., Chicago, IL 60602 (records relating to its functions as Sub-Adviser for each of the Morningstar ETF Asset Allocation Portfolios’ investment portfolios).

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver and State of Colorado on the 31st day of March, 2026.

ALPS VARIABLE INVESTMENT TRUST

By:	/s/ Erich Rettinger
Erich Rettinger
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ Erich Rettinger	President & Principal Executive Officer	March 31, 2026
Erich Rettinger

/s/ Gina Meyer	Treasurer & Principal Financial Officer	March 31, 2026
Gina Meyer

/s/ Jeremy W. Deems	Trustee & Chairman	March 31, 2026
Jeremy W. Deems*

/s/ Scott Wentsel	Trustee	March 31, 2026
Scott Wentsel*

/s/ Robert McClure	Trustee	March 31, 2026
Robert D. McClure*

*	Signature affixed by Brendan Hamill pursuant to a power of attorney dated June 5, 2024.

EXHIBIT INDEX

Item Number		Item
(h)	(viii)	Fee Waiver Letter Agreement among the Trust, ALPS Advisors, Inc. and Morningstar Investment Management, LLC, dated April 30, 2026, with respect to the Morningstar ETF Asset Allocation Portfolios.
(h)	(ix)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc., dated April 30, 2026, with respect to the ALPS/Alerian Energy Infrastructure Portfolio.
(h)	(x)	Fee Waiver Letter Agreement between the Trust and ALPS Advisors, Inc., dated April 30, 2026, with respect to the ALPS Global Opportunity Portfolio.
(i)		Opinion and Consent of Davis Graham & Stubbs LLP.
(j)		Consent of Cohen & Company, Ltd.